VANGUARD
FIXED INCOME
SECURITIES FUND

Semiannual Report
July 31, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]
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[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       4


                                  Report From
                                  The Advisers

                                       6


                                  Performance
                                   Summaries

                                       10


                                   Financial
                                   Statements

                                       15


                                 Directors And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

Interest rates declined on balance during the six months ended July 31, 1997, the first half of Vanguard Fixed Income Securities Fund's fiscal year. In this environment, which was most favorable to bonds with the longest maturities, the returns of our nine Portfolios were right in line with the sectors of the bond market they represent. Total returns, which varied according to each Portfolio's average maturity, ranged from +3.4% on our Short-Term U.S. Treasury Portfolio to +9.1% on our Long-Term Corporate Portfolio.

     The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio during the past six months compared with the average return of its peer group of mutual funds.

------------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                          JULY 31, 1997
                                      ----------------------
                                      VANGUARD    PEER GROUP
FIXED-INCOME FUNDS                    PORTFOLIO     AVERAGE
------------------------------------------------------------
Short-Term U.S. Treasury                 +3.4%       +3.5%
Short-Term Federal                       +3.5        +3.4
Short-Term Corporate                     +3.8        +3.6
------------------------------------------------------------
Intermediate-Term U.S. Treasury          +5.2%       +4.6%
Intermediate-Term Corporate              +5.6        +5.1
GNMA                                     +5.0        +4.9
------------------------------------------------------------
Long-Term U.S. Treasury                  +8.1%       +6.3%
Long-Term Corporate                      +9.1        +5.7
------------------------------------------------------------
High Yield Corporate                     +6.9%       +7.6%
------------------------------------------------------------

     Details about each Portfolio, including per-share net asset values, income dividends, and distributions of net realized capital gains, as well as maturity and credit quality data, are presented in the table that follows this letter. The table also lists the annualized current yields for each Portfolio, which on July 31 ranged from 5.64% on our Short-Term Federal Portfolio to 8.35% on our High Yield Corporate Portfolio.

THE PERIOD IN REVIEW

As the half-year began, investors fretted about a possible resurgence of inflation and interest rates. Under this cloud, the U.S. stock market went nowhere in February and down in March. But the stall was short-lived. Inflation fears began to recede in April and all but vanished by July. Long-term interest rates retreated steadily after topping out in mid-April, and strong corporate profits and steady economic growth helped push U.S. stocks to a gain of nearly +27% in the final four months of the period alone. In sum, the nearly utopian investment environment of the past two and one-half years prevailed.

     In the U.S. bond market, interest rates declined for all but the shortest maturities, making for a solid six months for fixed-income investments. On balance, the yield on the benchmark 30-year U.S. Treasury bond fell to 6.30% on July 31, from 6.79% when the period began in February. The long-bond yield was rising as the period began and peaked in mid-April, then declined steadily through the remainder of the half-year. The yield on intermediate-term Treasury bonds followed a similar path, ending the period at 6.01%, 48 basis points below its starting point of 6.49%. But short-term interest rates ended the period at 5.23%, an increase of 8 basis points from 5.15% at the outset, as the Federal Reserve Board raised its target for the federal funds rate by a quarter-point to 5.50% on March 25.

     Though returns on bonds for the six months were generous, they were a far cry from the returns provided by the U.S. stock market, which gained +22.5% during the period (as measured by the Standard & Poor's 500 Composite Stock Price Index). Common stocks continue to be aided by a powerful combination of strong economic growth, rising corporate profits, and decelerating inflation.

     For the Portfolios of Vanguard Fixed Income Securities Fund, the decline in interest rates resulted in positive capital returns that augmented our income returns. This benefit was most apparent, of course, among our longer-term portfolios, since a decline in interest rates boosts the prices of long-term bonds more than it does the prices of short-term bonds. Conversely, the prices of longer-term bonds decline more than the prices of short-term bonds when interest rates are rising.

     In reviewing our half-year performance, it's important to note that semiannual returns for bond funds account for only half of the year's interest income, while price changes occur immediately in response to changes in interest rates. Over the long run, however, interest income accounts for virtually all of the total return on a bond fund; thus, a full year's interest income should be considered. The table at left presents each Portfolio's return for the past twelve months, divided into its income and capital components. You'll note especially strong capital returns for our intermediate-term and long-term Portfolios during a period when interest rates generally declined. This represents a solid recovery from the marginally negative capital returns experienced during the preceding twelve months. For longer-term information on each Portfolio's income and capital return, see the Performance Summaries beginning on page 10.

--------------------------------------------------------------------
                                      COMPONENTS OF TOTAL RETURN
                                         TWELVE MONTHS ENDED
                                            JULY 31, 1997
                                   ---------------------------------
                                   INCOME      CAPITAL         TOTAL
                                   RETURN       RETURN        RETURN
--------------------------------------------------------------------
SHORT-TERM PORTFOLIOS
  U.S. Treasury                     +6.0%        +1.3%        + 7.3%
  Federal                           +6.3         +1.2         + 7.5
  Corporate                         +6.5         +1.5         + 8.0
--------------------------------------------------------------------
INTERMEDIATE-TERM PORTFOLIOS
  U.S. Treasury                     +6.7%        +3.4%        +10.1%
  Corporate                         +7.1         +4.2         +11.3
  GNMA                              +7.6         +3.4         +11.0
--------------------------------------------------------------------
LONG-TERM PORTFOLIOS
  U.S. Treasury                     +7.3%        +6.8%        +14.1%
  Corporate                         +7.9         +7.5         +15.4
--------------------------------------------------------------------
HIGH YIELD CORPORATE                +9.7%        +6.2%        +15.9%
--------------------------------------------------------------------

     As we mentioned in our annual report six months ago, the average maturities of our Portfolios typically are somewhat longer than those of our average competitors--a policy that we believe is in the best long-term interests of our shareholders. While this factor works to our relative disadvantage during periods of rising interest rates (such as last year), it works to our competitive advantage in times of falling interest rates (so far this year). As a result, our relative performance during the first half of this fiscal year was good.

     The returns of our four Long-Term and Intermediate-Term Portfolios surpassed those of their peers during the period by solid margins ranging from
0.5 to 3.4 percentage points. Returns for our GNMA Portfolio and three Short-Term Portfolios were about the same as their peers, but our High Yield Corporate Portfolio fared somewhat worse than the average high-yield corporate bond mutual fund (+6.9% versus +7.6%). Our High Yield Portfolio's shortfall is the direct result of the larger share of lower credit-quality--and therefore higher-yielding--bonds purchased by many competing mutual funds. This quality-for-yield trade-off has benefited our peers during this time of strong economic growth, but it carries a credit risk that we are not willing to take.

IN SUMMARY

The bond market followed a generally lackluster fiscal 1997 with a strong start in the first six months of fiscal 1998. The returns from bonds need not exceed--or even match--the returns of stocks to make owning bonds worthwhile. Bonds play a critical role in a balanced investment program by adding diversification that can help smooth some of the volatility of a portfolio that also includes stock funds.

     We look forward to reporting to you in further detail in our 1998 Annual Report six months hence.



/s/ JOHN C. BOGLE                           /s/ JOHN J. BRENNAN

John C. Bogle                               John J. Brennan
Chairman of the Board                       President

August 19, 1997


Note: The Short-Term Corporate Portfolio has been authorized to sell two classes of shares--an Investor Class (the performance of which is presented in this Report) and an Institutional Class. As of July 31, 1997, no Institutional Class shares had been sold.

PORTFOLIO STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              NET ASSET
                                                                           VALUE PER SHARE              TWELVE MONTHS
                                                                         --------------------------------------------------
                                            AVERAGE      AVERAGE         JAN. 31,     JULY 31,      INCOME    CAPITAL GAINS    SEC
PORTFOLIO                                   MATURITY     QUALITY**         1997        1997        DIVIDENDS  DISTRIBUTIONS  YIELD*
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                    2.0 years       Aaa          $10.16       $10.21        $0.587         --         5.65%
Short-Term Federal                          2.1 years       Aaa           10.11        10.15         0.614         --         5.64
Short-Term Corporate                        2.5 years        A1           10.75        10.82         0.664         --         6.04
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury             6.9 years       Aaa          $10.37       $10.57        $0.650         --         5.97%
Intermediate-Term Corporate                 7.1 years        A1            9.72         9.93         0.640         --         6.45
GNMA                                        7.3 years       Aaa           10.23        10.37         0.725     $0.003         6.76
-----------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury                    20.1 years       Aaa          $ 9.84       $10.30        $0.649         --         6.21%
Long-Term Corporate                        22.2 years        A1            8.71         9.17         0.617     $0.083         6.75
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate                        8.1 years       Ba3          $ 7.87       $ 8.06        $0.688         --         8.35%
-----------------------------------------------------------------------------------------------------------------------------------

 *SEC 30-day annualized yield.

**Ratings provided by Moody's Investors Service, Inc.

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 1997

U.S. EQUITY MARKETS

The Standard & Poor's 500 Composite Stock Price Index finished the first half of the fiscal year with an impressive 8.0% gain in July, which brought the overall six-month return to 22.5%.

     Stocks benefited from the continued strength of corporate earnings, which have been remarkably consistent in positively surprising Wall Street analysts. At the end of January, the consensus forecast for 1997 called for a 6.8% rise in earnings for the S&P 500 Index. Six months later, the consensus estimate had risen to 8.8%. Investors' confidence is also reflected in increased price/earnings ratios. For example, in July 1996 investors were willing to pay roughly $15 for every dollar of the S&P's earnings. One year later, that "price" is close to $20.

     Within the S&P 500 Index, technology was the top-performing sector for the half-year, gaining 29.6%. By contrast, numerous uncertainties for utilities caused that sector to lag the broad market, although, on an absolute basis, its 8.1% return over six months is quite good.

------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                          PERIODS ENDED JULY 31, 1997
                                       ---------------------------------
                                       6 MONTHS     1 YEAR      5 YEARS*
------------------------------------------------------------------------
EQUITY
   S&P 500 Index                         22.5%        52.1%        20.7%
   Russell 2000 Index                    13.1         33.4         18.1
   MSCI EAFE Index                       17.3         18.5         14.1
------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index            5.6%        10.8%         7.3%
   Lehman 10-Year Municipal
     Bond Index                           5.8         10.3          7.3
   Salomon Brothers Three-Month
     U.S. Treasury Bill Index             1.8          5.3          4.5
------------------------------------------------------------------------
OTHER
   Consumer Price Index                   0.9%         2.2%         2.7%
------------------------------------------------------------------------

*Average annual.

     For the six months, large-capitalization stocks once again outperformed smaller issues. The latter, as measured by the Russell 2000 Index, rose 13.1% and actually outperformed the S&P 500 Index in the final three months (21.3% versus 19.7%). The momentum in small-cap companies is a result of better-than-expected earnings reports. In fact, the second-quarter earnings increases for small companies were even stronger than those of their large-cap counterparts. It is noteworthy that the recent small-cap gains were led by small growth stocks, the worst segment of the U.S. market during the past 12 months. This group has surged 25% since the end of April, although at the end of the six months it still lagged the S&P 500 Index return by a sizable margin (7.9% versus 22.5%).

U.S. FIXED-INCOME MARKETS

The robust consumer spending that fueled the U.S. economy's remarkable 4.9% growth in the first three months of 1997 slowed in the early summer. As a result, the Gross Domestic Product expanded at a 2.2% annual rate in the second quarter. Labor costs, which have been the flash point for inflation concerns, grew at a modest rate over the period, despite an unemployment rate below 5% and strong growth in the number of new jobs reported. In the past, strong economic growth and tight labor markets have often led to rising inflation because of increased demand for goods and services. With this in mind, in March the Federal Reserve raised its federal-funds interest rate target by 0.25% in a "preemptive strike" against inflationary pressures. Since that time, however, there has been scant evidence that higher prices were a threat. Lower automobile prices and a sharp decrease in the cost of imports (due to the strong dollar) were key factors.

     As the market accepted the good news about inflation, yields on longer-term issues fell during the six months. For example, the 10-year Treasury yield dropped from 6.49% on January 31 to 6.01% at the end of July; the 30-year bond's yield moved from 6.79% down to 6.30%. With the drop in rates, bond investors fared reasonably well over the period, as illustrated by the 5.6% return of the Lehman Brothers Aggregate Bond Index. Mortgage-backed securities, which had outperformed other issues early in the period, gave back some of their gains. Municipal issues tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared well over the six months. As measured by the broad Morgan Stanley Capital International Europe, Australasia, Far East Index, foreign markets gained 21.1% in local-currency terms. The strong dollar, however, trimmed this return to 17.3% for U.S. investors. Regionally, the MSCI Europe Index gained 19.2% while the MSCI Pacific Free Index rose 14.0%. The latter gain masked significant turmoil in some of the smaller Asian markets, most notably Thailand, Singapore, and the Philippines. Companies in Thailand, in particular, face an environment of high real interest rates, a significant number of nonperforming loans, and falling real estate prices. Over the half-year, the Thai market dropped 26%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher, gaining 15.8% for the six months. For U.S. investors, a revived yen brought this return up to 18.8%. Better tone to the economy, good earnings from the export-oriented sector, and renewed buying on the part of foreign investors all contributed to the increase.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM U.S. TREASURY, FEDERAL, AND CORPORATE PORTFOLIOS; INTERMEDIATE-TERM U.S. TREASURY AND CORPORATE PORTFOLIOS; AND LONG-TERM U.S. TREASURY PORTFOLIO


The bond markets performed well during the fiscal half-year ending July 31, 1997. This good news occurred despite the Federal Reserve Board's tightening of monetary policy in March. Ordinarily, such a signal from the nation's monetary authority would send bond traders scurrying toward the sidelines. Not this time. Rather, interest rates dropped anywhere from 20 to 50 basis points (0.2 to 0.5 of 1 percentage point), with the specific amount dependent on the length of a bond's final maturity. Longer-term issues fared best, followed by intermediate-term bonds and short-term notes.

     Naturally, the Portfolios that we manage for Vanguard Fixed Income Securities Fund generated total returns commensurate with their specific positions along the risk/return spectrum. In other words, the riskier Portfolios, by virtue of their longer average maturities, did better than their shorter brethren. Had interest rates gone up instead of down, the leaders and followers would have reversed their order. Details of each Portfolio's total return, consisting of both income return and capital return, are given in the Message To Shareholders, which begins on page 1. The bottom line is this: We are fortunate to have enjoyed a rare--indeed, almost unheard-of--period of strong economic growth, extremely low unemployment, benign inflation, somewhat tighter monetary policy, and (excluding the money markets) falling interest rates. If interest rates are to descend further from prevailing levels, we'll need a lot more of the same great news.

     How did investors find themselves in this best of all possible worlds? There is no single answer, but a variety of explanations have been offered by economists and market commentators, not the least of whom was Alan Greenspan, chairman of the Federal Reserve Board of Governors. On July 22, in his semiannual "Humphrey-Hawkins" testimony before congressional banking and finance committees, Chairman Greenspan lauded the "exceptional" performance of the economy and noted that "in contrast to the typical postwar business cycle, measured price inflation is lower now than when the expansion began . . . ." He credited this benign situation to both temporary factors and potentially more fundamental improvements in the long-run efficiency of our economy. Prominent among these fundamental factors were initiatives to shrink the federal budget deficit, deregulation of industry, technological change, and the globalization of production and labor forces.

     To say the least, it is unclear whether these factors alone will suffice to overcome the countervailing forces of a garden-variety business cycle. In every expansion in modern economic history, imbalances have arisen that distorted growth in aggregate demand, production, and inflation, thereby creating higher interest rates and other antecedents leading to the expansion's demise. Until now, the long-sought "soft landing" for the economy was the Panglossian stuff of myth. This time may be totally different, but we're not betting on it.

     The behavior of interest rates during the last two years or so has been puzzling. Yields on U.S. Treasury bonds and notes of most maturities above three years have fluctuated between 6% and 7%, neither breaking through the lower end of the range with any enthusiasm nor testing the higher end during market selloffs. In this environment, the total returns of various competitors' portfolios tend to cluster more closely to one another and to their respective average coupons.

     Not surprisingly, those responsible for actively managing competing bond funds have taken initiatives to make sure their coupons are as high as possible. Typically, this entails taking on additional risk (usually credit risk); and that's precisely what's occurred so far in 1996 and 1997. Among competing corporate bond funds, there has been an almost insatiable appetite for lower-quality, higher-yielding bonds. Many competitors are dabbling in the sub-investment-grade sector, known familiarly as junk bonds, or in emerging-market debt. The demand for such securities has been so high that one now receives only minimal extra yield for descending the credit-quality "ladder." For instance, intermediate-term, B-rated industrial bonds provide only about 340 basis points (3.4 percentage points) more yield than a Treasury note of equivalent maturity. The T-note, however, is ironclad in credit quality, while the B-rated industrial note is defined as "speculative" and is meaningfully subject to the vicissitudes of the business cycle and the possibility of default. One can debate all day whether 3.4% extra yield per year is enough compensation for the risk. What is not debatable is that as recently as last year the incremental yield was 5.6%.

     The corporate bond Portfolios that we manage pursue "value-driven" strategies. We will lower the average quality somewhat when we believe that the yield benefits will outweigh the incremental credit risk; and we will raise the average quality somewhat when we believe the compensation is too paltry. Regardless, we restrict our purchases to issues among the four highest ratings categories. Right now, the rewards of lower-quality bonds are as meager as we've seen in our 22 years in the business of managing fixed-income investments.

     It should not be a surprise to learn that our Portfolios are higher in quality than many competitors'. Given our earlier remarks, it should be no more surprising that this stance has cost us a small portion of incremental relative return in 1996 and 1997. If the markets are working properly, riskier Portfolios ought to perform better, before expenses are deducted from returns. Therein hangs the tale. We believe that Vanguard's formidable expense-ratio advantage will more than offset any yield and return we surrender by holding more creditworthy securities. In the long run, we perform better, sleep more easily, and hope shareholders do as well.

Ian A. MacKinnon, Senior Vice President
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

August 13, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
GNMA, LONG-TERM CORPORATE, AND HIGH YIELD CORPORATE PORTFOLIOS

Favorable inflation numbers created a positive tone in the bond market during the six months ended July 31, the first half of fiscal 1998 for Vanguard Fixed Income Securities Fund.

     The Federal Reserve Board's monetary policy strongly influences fixed-income investments, including the Fund's GNMA, Long-Term Corporate, and High Yield Corporate Portfolios. On March 25, the Fed raised short-term rates. Since then, all but money market rates have fallen. Although the Fed has rarely raised rates only once without soon raising them again, Fed Chairman Alan Greenspan recently implied that he saw no reason to increase rates in the foreseeable future. Longer-term interest rates declined further on this news, and they are now approximately 50 basis points (0.5 percentage point) lower than when we wrote to you six months ago.

     Changes in interest rates affect all three of the Portfolios we manage, but not uniformly. Long-term, investment-grade bonds generally outperform other sectors in periods like the past fiscal half-year, when inflation is quiescent, economic growth is moderate, and interest rates fall. A decline in interest rates typically causes mortgage investors to fear prepayments of principal. We have not seen this concern to any large degree and, surprisingly, mortgage-backed securities have not noticeably lagged in performance until very recently. When interest rates are declining, high-yield bond returns are usually sandwiched between the returns on long-term corporates and those on mortgage-backed securities. We do not expect big changes, up or down, in interest rates in the foreseeable future, so we expect all three Portfolios to essentially earn their coupons.

GNMA PORTFOLIO

GNMA securities performed well during the half-year, despite the general decline in interest rates. For most of the period, investors were attracted to the yield and credit quality of GNMAs and were not too concerned that lower interest rates would generate a resurgence of mortgage refinancing. As the quarter drew to a close, investors were becoming concerned that a further drop in rates might cause refinancing to accelerate. However, there is not the sense of panic that developed when interest rates fell in 1993.

     Refinancings put GNMAs at a disadvantage versus other intermediate-term fixed-income securities when interest rates are declining. The cash that is returned to the Portfolio when mortgage loans are refinanced must be reinvested at lower rates, which can cause income to erode. We are mindful of this phenomenon and have constructed your Portfolio to protect against income erosion as much as possible. However, if further declines in interest rates cause refinancing to accelerate, the GNMA Portfolio probably will experience some decline in its income per share. Having said that, we see every reason to believe that your GNMA Portfolio will continue to provide a high level of income and attractive total returns compared with those of other intermediate-term bond portfolios.

LONG-TERM CORPORATE PORTFOLIO

The Portfolio's average maturity exceeds 20 years, so its net asset value is extremely sensitive to changes in long-term rates. The average duration also is long, at over nine years, which implies that the net asset value per share could change 9% with a change of 1 percentage point in interest rates.

     Because rates have fallen this year, the Portfolio's return has improved over last year's, when rates were rising. With long-term corporate bonds currently offering yields in excess of 3% over inflation, we are locking up these attractive yields by maintaining a long duration for the Portfolio. The Portfolio has excellent call protection, so that a majority of the securities purchased at today's generous coupons cannot be redeemed by their issuers if rates decline. We eliminated most mortgage holdings during the half-year to improve call protection and reinvested the proceeds in corporate bonds.

     The major risk to the Portfolio, owing to its long average maturity and duration, is a rise in long-term interest rates. The second risk always present in this Portfolio is credit deterioration of the corporate issuers. To mitigate this risk, the Portfolio is well-diversified by issuer and industry. More than 80% of the Portfolio's assets are invested in issues rated A or better. The Portfolio does not own below-investment-grade bonds, emerging-market debt, or foreign bonds denominated in non-U.S. currencies.

HIGH YIELD CORPORATE PORTFOLIO

The below-investment-grade market continues to be popular with investors as the annual rate of defaults by corporate issuers has fallen to historically low levels. We expect moderate economic growth to continue and the default rate to remain low. Given this constructive economic outlook, we continue to emphasize large issuers whose businesses are sensitive to the economy's ups and downs.
We do not anticipate any major problems in the economy that would cause your Portfolio to suffer meaningful deterioration in credit quality.

     We remain very selective with respect to credit quality when examining the large number of new issues coming to market. With strong cash flows into high-yield mutual funds, more investment-grade investors dabbling in high-yield bonds, and a strong stock market, the quality of companies coming to market could deteriorate.

     We exercise in-depth credit research on a company-by-company basis and emphasize diversification: The Portfolio owns more than 200 issues from a broad range of industries and companies. Its holdings continue to be focused on cash-paying issues rated B or better. We maintain a modest reserve of U.S. Treasury securities in the event that liquidity is necessary. Within the high-yield market, we emphasize relatively higher quality bonds in the below-investment-grade category.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 14, 1997

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate so that an investment in the Portfolios could lose money.

SHORT-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 1997
-----------------------------------------------------------
       SHORT TERM    U.S. TREASURY    PORTFOLIO     LEHMAN*
FISCAL    CAPITAL      INCOME         TOTAL          TOTAL
YEAR      RETURN       RETURN         RETURN        RETURN
-----------------------------------------------------------
1992        1.2%         1.4%           2.6%          3.0%
1993        3.3          5.4            8.7           9.0
1994        0.8          4.7            5.5           6.1
1995       -4.8          5.2            0.4          -0.1
1996        4.8          6.6           11.4          12.0
1997       -1.9          5.8            3.9           4.1
1998**      0.5          2.9            3.4           3.8
-----------------------------------------------------------

 *Lehman 1-5 Year U.S. Treasury Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

SHORT-TERM FEDERAL PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JULY 31, 1997
--------------------------------------------------
          SHORT-TERM FEDERAL PORTFOLIO     LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL       TOTAL
YEAR      RETURN    RETURN      RETURN     RETURN
--------------------------------------------------
1988        0.5%      0.5%        1.0%       1.9%
1989       -2.7       8.4         5.7        5.0
1990        1.1       9.0        10.1       10.5
1991        1.9       8.6        10.5       11.1
1992        3.1       7.5        10.6       11.3
1993        2.3       6.2         8.5        8.9
1994        1.1       5.1         6.2        6.1
1995       -5.6       5.4        -0.2       -0.1
1996        5.0       6.4        11.4       12.0
1997       -1.7       6.2         4.5        4.1
1998**      0.4       3.1         3.5        3.8
--------------------------------------------------

 *Lehman 1-5 Year U.S. Government Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
-------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                               INCEPTION                            -------------------------------
                                                 DATE       1 YEAR     5 YEARS      CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio             10/28/91      6.36%     5.68%        0.49%        5.60%        6.09%
Short-Term Federal Portfolio                   12/31/87      6.59      5.75         0.45         6.92         7.37
-------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate so that an investment in the Portfolios could lose money.

SHORT-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JULY 31, 1997
------------------------------------------------
        SHORT-TERM CORPORATE PORTFOLIO   LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1983        0.5%      2.7%        3.2%     4.6%
1984       -1.1      10.6         9.5     10.9
1985        2.3      11.7        14.0     14.1
1986        3.7      10.5        14.2     14.6
1987        2.9       8.7        11.6     11.9
1988       -2.2       7.4         5.2      6.8
1989       -1.9       8.2         6.3      6.5
1990        1.1       9.1        10.2     10.7
1991        1.5       9.0        10.5      9.8
1992        3.6       8.1        11.7     13.4
1993        2.6       6.7         9.3      9.5
1994        0.4       5.7         6.1      7.9
1995       -4.9       5.5         0.6      0.3
1996        5.2       6.8        12.0     13.8
1997       -1.7       6.2         4.5      4.6
1998**      0.7       3.1         3.8      4.3
------------------------------------------------

 *Lehman 1-5 Year Investment Grade Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 26 for dividend and capital gains information for the past five years.

INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 1997
------------------------------------------------
               INTERMEDIATE-TERM
            U.S. TREASURY PORTFOLIO      LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1992        1.9%      1.7%        3.6%     4.0%
1993        6.1       7.0        13.1     13.2
1994        4.1       6.0        10.1     10.6
1995       -9.6       5.7        -3.9     -4.5
1996       11.7       7.3        19.0     19.6
1997       -4.9       6.2         1.3      1.3
1998**      1.9       3.3         5.2      5.6
------------------------------------------------

 *Lehman 5-10 Year U.S. Treasury Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                                                10 YEARS
                                               INCEPTION                            --------------------------------
                                                 DATE        1 YEAR    5 YEARS      CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio                 10/29/82      6.77%     6.09%        0.55%        7.23%        7.78%
Intermediate-Term U.S. Treasury
  Portfolio                                    10/28/91      7.21      7.19         1.32**       6.44**       7.76**
--------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

INTERMEDIATE-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JULY 31, 1997
------------------------------------------------
               INTERMEDIATE-TERM
              CORPORATE PORTFOLIO        LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1994        0.4%      1.3%        1.7%     2.4%
1995       -9.7       6.0        -3.7     -4.0
1996       12.1       7.8        19.9     21.1
1997       -4.2       6.5         2.3      2.7
1998**      2.2       3.4         5.6      6.1
------------------------------------------------

 *Lehman 5-10 Year Investment Grade Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 27 for dividend and capital gains information since the Portfolio's inception.

GNMA PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JULY 31, 1997
------------------------------------------------
                 GNMA PORTFOLIO          LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1981      -12.5%      6.2%       -6.3%    -8.8%
1982       -9.5      13.5         4.0      1.7
1983       16.3      15.8        32.1     39.6
1984       -0.1      12.3        12.2     12.0
1985        0.5      13.0        13.5     15.4
1986        7.2      12.4        19.6     22.6
1987        1.9      10.3        12.2     13.6
1988       -4.1       9.4         5.3      6.8
1989       -3.6       9.4         5.8      6.6
1990        2.1       9.9        12.0     12.9
1991        3.2       9.7        12.9     13.2
1992        4.1       8.9        13.0     12.9
1993        2.4       8.0        10.4     10.1
1994       -1.0       6.2         5.2      6.1
1995       -6.5       6.9         0.4     -0.3
1996        7.6       8.0        15.6     15.5
1997       -2.1       7.3         5.2      5.6
1998**      1.4       3.6         5.0      5.1
------------------------------------------------

 *Lehman GNMA Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
---------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                                INCEPTION                          ----------------------------------
                                                  DATE       1 YEAR    5 YEARS      CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Portfolio           11/1/93      8.40%       --        -0.77%**      6.62%**      5.85%**
GNMA Portfolio                                  6/27/80      9.34      6.91%        0.71         8.29         9.00
---------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.


LONG-TERM U.S. TREASURY PORTFOLIO
TOTAL INVESTMENT RETURNS: MAY 19, 1986-JULY 31, 1997
------------------------------------------------
      LONG-TERM U.S. TREASURY PORTFOLIO  LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1987        3.1%      5.5%        8.6%    11.9%
1988       -7.7       8.0         0.3      1.5
1989       -2.2       8.6         6.4      5.1
1990        2.7       8.6        11.3     12.3
1991        2.2       8.8        11.0     11.6
1992        4.1       8.3        12.4     13.4
1993        6.1       8.0        14.1     14.6
1994        8.9       7.2        16.1     16.7
1995      -13.0       6.3        -6.7     -7.5
1996       18.7       8.0        26.7     27.4
1997       -8.2       6.4        -1.8     -1.6
1998**      4.7       3.4         8.1      9.0
------------------------------------------------

 *Lehman Long U.S. Treasury Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

LONG-TERM CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: JANUARY 31, 1977-JULY 31, 1997
------------------------------------------------
     LONG-TERM CORPORATE PORTFOLIO       LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL     TOTAL
YEAR      RETURN    RETURN      RETURN   RETURN
------------------------------------------------
1978       -2.6%      8.1%        5.5%     4.2%
1979       -4.8       8.5         3.7      2.6
1980      -13.8       8.8        -5.0    -12.0
1981       -3.5      11.7         8.2      3.0
1982       -4.7      13.2         8.5     -0.8
1983       13.3      15.0        28.3     43.4
1984       -2.0      12.3        10.3      9.9
1985        0.0      13.4        13.4     17.4
1986        7.4      12.9        20.3     25.1
1987        5.6      10.9        16.5     21.1
1988       -7.5       9.3         1.8      3.0
1989       -2.5       9.6         7.1      6.6
1990        1.1       9.6        10.7     11.2
1991        0.3       9.5         9.8     11.2
1992        7.6       9.5        17.1     15.5
1993        6.6       8.5        15.1     13.8
1994        6.5       7.3        13.8     12.6
1995      -11.9       6.8        -5.1     -5.3
1996       15.3       8.3        23.6     23.9
1997       -6.0       6.9         0.9      0.8
1998**      5.3       3.8         9.1      8.8
------------------------------------------------

 *Lehman Long Corporate AA or Better Bond Index.

**Six months ended July 31, 1997.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                                INCEPTION                           --------------------------------
                                                  DATE       1 YEAR    5 YEARS      CAPITAL      INCOME        TOTAL
--------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio               5/19/86      8.28%     8.86%        1.66%        7.82%        9.48%
Long-Term Corporate Portfolio                    7/9/73      9.24      8.73         1.43         8.50         9.93
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


HIGH YIELD CORPORATE PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-JULY 31, 1997
-------------------------------------------------
         HIGH YIELD CORPORATE PORTFOLIO   LEHMAN*
FISCAL    CAPITAL   INCOME      TOTAL      TOTAL
YEAR      RETURN    RETURN      RETURN    RETURN
-------------------------------------------------
1979        3.3%      0.0%        3.3%     2.0%
1980      -10.4      11.9         1.5     -8.7
1981       -8.2      13.0         4.8      4.6
1982       -7.3      15.3         8.0      3.3
1983       13.7      18.6        32.3     39.7
1984        0.1      14.1        14.2     11.8
1985       -5.0      14.4         9.4     10.0
1986        3.8      14.6        18.4     22.6
1987        6.9      13.2        20.1     20.7
1988       -8.6      11.1         2.5      4.2
1989       -1.1      12.5        11.4     10.8
1990      -13.4      11.6        -1.8     -3.0
1991      -15.3      12.1        -3.2     -5.1
1992       17.4      13.9        31.3     47.3
1993        4.0      10.7        14.7     15.1
1994        7.7       9.8        17.5     16.3
1995      -11.1       8.6        -2.5     -1.8
1996        9.0      10.0        19.0     19.7
1997       -0.3       9.3         9.0     10.5
1998**      2.4       4.5         6.9      7.7
-------------------------------------------------

 *Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984;
  Lehman High Yield Bond Index thereafter.

**Six months ended July 31, 1997.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------------------------------------
                                                                                               10 YEARS
                                               INCEPTION                           ---------------------------------
                                                 DATE       1 YEAR    5 YEARS      CAPITAL      INCOME        TOTAL
--------------------------------------------------------------------------------------------------------------------
High Yield Corporate Portfolio**               12/27/78     14.38%    10.95%       -1.19%       10.92%        9.73%
--------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

[PHOTO]

FINANCIAL STATEMENTS
JULY 31, 1997 (unaudited)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Fixed Income Securities Fund Portfolios, are included as an insert to this Report (except for the GNMA Portfolio, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE            MARKET
                                                                             MATURITY             AMOUNT            VALUE*
GNMA PORTFOLIO                                            COUPON                 DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  OBLIGATIONS (98.1%)
---------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                         6.50%      7/15/08-4/15/27 (1)    $   876,429      $    865,763
Government National Mortgage Assn.                         7.00%      4/15/07-6/15/27 (1)      2,040,972         2,051,446
Government National Mortgage Assn.                         7.25%     12/15/26-2/15/27 (1)          4,948             4,998
Government National Mortgage Assn.                         7.50%     12/15/01-6/15/27 (1)      2,506,995         2,563,233
Government National Mortgage Assn.                         7.75%              2/15/27 (1)         19,880            20,399
Government National Mortgage Assn.                         8.00%      5/15/01-9/15/26 (1)      1,245,465         1,296,716
Government National Mortgage Assn.                         8.25%      8/15/04-7/15/08 (1)          5,463             5,725
Government National Mortgage Assn.                         8.50%      1/20/05-5/15/26 (1)        537,350           567,480
Government National Mortgage Assn.                         9.00%      9/15/01-2/15/23 (1)        328,735           355,223
Government National Mortgage Assn.                         9.25%      5/15/16-6/15/18 (1)          2,462             2,644
Government National Mortgage Assn.                         9.50%    12/15/00-12/15/22 (1)        164,486           179,165
Government National Mortgage Assn.                        10.00%      7/20/14-8/20/18 (1)          3,319             3,620
Government National Mortgage Assn.                        11.00%      2/15/10-2/20/16 (1)          1,030             1,150
Government National Mortgage Assn.                        11.25%      6/15/13-2/20/16 (1)            589               659
Government National Mortgage Assn.                        11.50%     6/15/10-11/20/15 (1)          1,158             1,300
Government National Mortgage Assn.                        12.00%     10/15/10-1/20/16 (1)          1,910             2,191
Government National Mortgage Assn.                        12.50%     11/20/13-7/20/15 (1)          1,181             1,367
Government National Mortgage Assn.                        12.75%     6/15/14-12/15/14 (1)            146               168
Government National Mortgage Assn.                        13.00%      1/15/11-1/20/15 (1)          1,000             1,162
Government National Mortgage Assn.                        13.25%     8/15/14-10/15/14 (1)            131               151
Government National Mortgage Assn.                        13.50%     5/15/10-12/15/14 (1)            305               356
Government National Mortgage Assn.                        13.75%              9/20/14 (1)              9                11

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE            MARKET
                                                                             MATURITY              AMOUNT            VALUE*
GNMA PORTFOLIO                                            COUPON                 DATE               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                        14.00%      6/15/11-9/15/12 (1)     $      201        $      236
Government National Mortgage Assn.                        15.00%      9/15/11-5/12/12 (1)            148               175
---------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $7,708,536)                                                                                              7,925,338
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.3%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $266,959)                                          5.82%               8/1/97            266,959           266,959
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (COST $7,975,495)                                                                                              8,192,297
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                73,783
Liabilities                                                                                                       (183,958)
                                                                                                                -----------
                                                                                                                  (110,175)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 779,054,409 outstanding $.001 par value shares
  (authorized 2,100,000,000 shares)                                                                             $8,082,122
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $10.37
===========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

---------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   AMOUNT               PER
                                                                                                    (000)             SHARE
---------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                               $7,865,539            $10.09
Undistributed Net Investment Income                                                                   --                --
Overdistributed Net Realized Gains                                                                  (219)               --
Unrealized Appreciation--Note E                                                                  216,802               .28
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $8,082,122            $10.37
===========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------------
                                                                 SHORT-TERM        SHORT-TERM     SHORT-TERM  INTERMEDIATE-TERM
                                                              U.S. TREASURY           FEDERAL      CORPORATE      U.S. TREASURY
                                                                  PORTFOLIO         PORTFOLIO      PORTFOLIO          PORTFOLIO
                                                              -----------------------------------------------------------------
                                                                               SIX MONTHS ENDED JULY 31, 1997
                                                              -----------------------------------------------------------------
                                                                      (000)             (000)          (000)              (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                        $29,472           $42,723       $146,360            $42,097
                                                              -----------------------------------------------------------------
      Total Income                                                  29,472            42,723        146,360             42,097
                                                              -----------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B                                     79               109            369                103
   The Vanguard Group--Note C
      Management and Administrative                                  1,182             1,654          5,548              1,582
      Marketing and Distribution                                       145               170            667                171
   Taxes (other than income taxes)                                      36                51            170                 48
   Custodian Fees                                                        6                16             33                  7
   Legal Fees                                                           --                --             --                 --
   Auditing Fees                                                         3                 3              5                  3
   Shareholders' Reports                                                11                23             43                 17
   Annual Meeting and Proxy Costs                                        1                 2              4                  2
   Directors' Fees and Expenses                                          1                 2              5                  2
                                                              -----------------------------------------------------------------
      Total Expenses                                                 1,464             2,030          6,844              1,935
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               28,008            40,693        139,516             40,162
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                         (568)           (1,115)         2,928             (2,393)
   Futures Contracts                                                    --                --         (1,770)              (789)
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (568)           (1,115)         1,158             (3,182)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                             5,199             6,785         32,348             32,340
   Futures Contracts                                                    --                --         (4,748)            (4,221)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                                    5,199             6,785         27,600             28,119
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $32,639           $46,363       $168,274            $65,099
===============================================================================================================================

The Statements of Net Assets for the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, and Intermediate-Term U.S. Treasury Portfolios, integral parts of the Financial Statements for each Portfolio, are included as an insert to this Report.

-------------------------------------------------------------------------------------------------------------------------------
                                                          INTERMEDIATE-TERM                        LONG-TERM          LONG-TERM
                                                                  CORPORATE              GNMA  U.S. TREASURY          CORPORATE
                                                                  PORTFOLIO         PORTFOLIO      PORTFOLIO          PORTFOLIO
                                                          ---------------------------------------------------------------------
                                                                                SIX MONTHS ENDED JULY 31, 1997
                                                          ---------------------------------------------------------------------
                                                                      (000)            (000)          (000)               (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                        $21,602          $280,561        $30,363            $120,309
                                                          ---------------------------------------------------------------------
      Total Income                                                  21,602           280,561         30,363             120,309
                                                          ---------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B                                     50               516             72                 471
   The Vanguard Group--Note C
      Management and Administrative                                    759            10,683          1,077               4,702
      Marketing and Distribution                                        95               777            120                 360
   Taxes (other than income taxes)                                      23               283             33                 122
   Custodian Fees                                                        8               421             10                  16
   Legal Fees                                                           --                --             --                  23
   Auditing Fees                                                         3                 6              3                   4
   Shareholders' Reports                                                 7                88             15                  39
   Annual Meeting and Proxy Costs                                        1                 8              1                   3
   Directors' Fees and Expenses                                          1                10              1                   4
                                                          ---------------------------------------------------------------------
      Total Expenses                                                   947            12,792          1,332               5,744
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               20,655           267,769         29,031             114,565
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                          835               (18)          (264)              8,956
   Futures Contracts                                                  (685)               --           (247)                 --
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               150               (18)          (511)              8,956
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                            16,068           114,490         44,481             168,113
   Futures Contracts                                                (1,582)               --         (2,926)                 --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                                   14,486           114,490         41,555             168,113
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $35,291          $382,241        $70,075            $291,634
===============================================================================================================================

The Statements of Net Assets for the Intermediate-Term Corporate, Long-Term U.S. Treasury, and Long-Term Corporate Portfolios, integral parts of the Financial Statements for each Portfolio, are included as an insert to this Report.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     HIGH YIELD
                                                                                                                      CORPORATE
                                                                                                                      PORTFOLIO
                                                                                                               ----------------
                                                                                                               SIX MONTHS ENDED
                                                                                                                  JULY 31, 1997
                                                                                                               ----------------
                                                                                                                          (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                                                            $172,145
                                                                                                               ----------------
      Total Income                                                                                                      172,145
                                                                                                               ----------------
EXPENSES
   Investment Advisory Fees--Note B                                                                                        760
   The Vanguard Group--Note C
      Management and Administrative                                                                                       4,883
      Marketing and Distribution                                                                                            394
   Taxes (other than income taxes)                                                                                          142
   Custodian Fees                                                                                                             5
   Legal Fees                                                                                                               127
   Auditing Fees                                                                                                              4
   Shareholders' Reports                                                                                                     41
   Annual Meeting and Proxy Costs                                                                                             3
   Directors' Fees and Expenses                                                                                               5
                                                                                                               ----------------
      Total Expenses                                                                                                      6,364
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   165,781
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                                                                            19,714
   Futures Contracts                                                                                                         --
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                                 19,714
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                                                                 78,859
   Futures Contracts                                                                                                         --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                         78,859
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $264,354
===============================================================================================================================

The Statement of Net Assets for the High Yield Corporate Portfolio, an integral part of the Financial Statements for the Portfolio, is included as an insert to this Report.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                                       SHORT-TERM                           SHORT-TERM
                                                                 U.S. TREASURY PORTFOLIO                 FEDERAL PORTFOLIO
                                                            --------------------------------     -------------------------------
                                                              SIX MONTHS               YEAR        SIX MONTHS              YEAR
                                                                   ENDED              ENDED             ENDED             ENDED
                                                           JUL. 31, 1997      JAN. 31, 1997     JUL. 31, 1997     JAN. 31, 1997
                                                                   (000)              (000)             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                    $  28,008          $  54,617     $      40,693     $      82,143
      Realized Net Gain (Loss)                                      (568)             5,716            (1,115)            1,232
      Change in Unrealized Appreciation
         (Depreciation)                                            5,199            (23,065)            6,785           (25,088)
                                                            --------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
           Resulting from Operations                              32,639             37,268            46,363            58,287
                                                            --------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                      (28,008)           (54,617)          (40,693)          (82,143)
      Realized Capital Gain                                           --                 --                --                --
                                                            --------------------------------------------------------------------
         Total Distributions                                     (28,008)           (54,617)          (40,693)          (82,143)
                                                            --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                     155,271            748,942           176,574           378,599
      Issued in Lieu of Cash Distributions                        25,007             48,587            34,932            69,751
      Redeemed                                                  (163,252)          (729,642)         (197,507)         (478,368)
                                                            --------------------------------------------------------------------
         Net Increase (Decrease) from
            Capital Share Transactions                            17,026             67,887            13,999           (30,018)
--------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                   21,657             50,538            19,669           (53,874)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                        969,742            919,204         1,347,862         1,401,736
                                                            --------------------------------------------------------------------
      End of Period                                             $991,399           $969,742        $1,367,531        $1,347,862
================================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                      15,333             73,794            17,541            37,486
      Issued in Lieu of Cash Distributions                         2,469              4,793             3,470             6,914
      Redeemed                                                   (16,122)           (71,920)          (19,611)          (47,354)
                                                            --------------------------------------------------------------------
         Net Increase (Decrease)
           in Shares Outstanding                                   1,680              6,667             1,400            (2,954)
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                        SHORT-TERM                       INTERMEDIATE-TERM
                                                                    CORPORATE PORTFOLIO               U.S. TREASURY PORTFOLIO
                                                           ---------------------------------    --------------------------------
                                                              SIX MONTHS               YEAR        SIX MONTHS              YEAR
                                                                   ENDED              ENDED             ENDED             ENDED
                                                           JUL. 31, 1997      JAN. 31, 1997     JUL. 31, 1997     JAN. 31, 1997
                                                                   (000)              (000)             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                   $  139,516         $  257,866        $   40,162        $   77,367
      Realized Net Gain (Loss)                                     1,158                749            (3,182)           (1,557)
      Change in Unrealized Appreciation
         (Depreciation)                                           27,600            (68,454)           28,119           (60,573)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations                            168,274            190,161            65,099            15,237
                                                           ---------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                     (139,516)          (257,866)          (40,162)          (77,367)
      Realized Capital Gain                                           --                 --                --                --
                                                           ---------------------------------------------------------------------
         Total Distributions                                    (139,516)          (257,866)          (40,162)          (77,367)
                                                           ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                     794,529          1,951,629           231,007           462,699
      Issued in Lieu of Cash Distributions                       121,274            220,371            29,716            57,839
      Redeemed                                                  (826,476)        (1,446,570)         (222,419)         (406,183)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease) from
            Capital Share Transactions                            89,327            725,430            38,304           114,355
--------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                  118,085            657,725            63,241            52,225
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                      4,530,738          3,873,013         1,278,585         1,226,360
                                                           ---------------------------------------------------------------------
      End of Period                                           $4,648,823         $4,530,738        $1,341,826        $1,278,585
================================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                      74,156            181,913            22,381            44,418
      Issued in Lieu of Cash Distributions                        11,320             20,549             2,881             5,590
      Redeemed                                                   (77,201)          (134,781)          (21,570)          (39,225)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease)
            in Shares Outstanding                                  8,275             67,681             3,692            10,783
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                     INTERMEDIATE-TERM
                                                                    CORPORATE PORTFOLIO                   GNMA PORTFOLIO
                                                           ---------------------------------------------------------------------
                                                              SIX MONTHS               YEAR        SIX MONTHS              YEAR
                                                                   ENDED              ENDED             ENDED             ENDED
                                                           JUL. 31, 1997      JAN. 31, 1997     JUL. 31, 1997     JAN. 31, 1997
                                                                   (000)              (000)             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                    $  20,655         $   34,252       $   267,769       $   510,249
      Realized Net Gain (Loss)                                       150                (49)              (18)            7,036
      Change in Unrealized Appreciation
         (Depreciation)                                           14,486            (17,521)          114,490          (151,270)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations                             35,291             16,682           382,241           366,015
                                                           ---------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                      (20,655)           (34,252)         (267,769)         (510,249)
      Realized Capital Gain                                           --               (929)           (1,985)               --
                                                           ---------------------------------------------------------------------
         Total Distributions                                     (20,655)           (35,181)         (269,754)         (510,249)
                                                           ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                     160,711            462,553         1,019,617         1,577,178
      Issued in Lieu of Cash Distributions                        16,899             28,621           203,587           388,322
      Redeemed                                                   (80,396)          (304,839)         (653,649)       (1,419,326)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease) from
            Capital Share Transactions                            97,214            186,335           569,555           546,174
--------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                  111,850            167,836           682,042           401,940
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                        591,773            423,937         7,400,080         6,998,140
                                                           ---------------------------------------------------------------------
      End of Period                                             $703,623           $591,773        $8,082,122        $7,400,080
================================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                      16,594             47,700            99,899           155,134
      Issued in Lieu of Cash Distributions                         1,746              2,960            19,985            38,301
      Redeemed                                                    (8,315)           (31,479)          (64,200)         (139,855)
                                                           ---------------------------------------------------------------------
         Net Increase (Decrease)
            in Shares Outstanding                                 10,025             19,181            55,684            53,580
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                      LONG-TERM                            LONG-TERM
                                                               U.S. TREASURY PORTFOLIO                CORPORATE PORTFOLIO
                                                           --------------------------------     --------------------------------
                                                              SIX MONTHS               YEAR        SIX MONTHS              YEAR
                                                                   ENDED              ENDED             ENDED             ENDED
                                                           JUL. 31, 1997      JAN. 31, 1997     JUL. 31, 1997     JAN. 31, 1997
                                                                   (000)              (000)             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                    $  29,031          $  59,745       $   114,565       $   235,167
      Realized Net Gain (Loss)                                      (511)            (7,503)            8,956            36,899
      Change in Unrealized Appreciation
         (Depreciation)                                           41,555            (66,655)          168,113          (242,281)
                                                          ----------------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations                             70,075            (14,413)          291,634            29,785
                                                          ----------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                      (29,031)           (59,745)         (114,565)         (235,167)
      Realized Capital Gain                                           --             (1,178)           (1,489)          (58,376)
                                                          ----------------------------------------------------------------------
         Total Distributions                                     (29,031)           (60,923)         (116,054)         (293,543)
                                                          ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                     138,484            341,995           316,519           801,372
      Issued in Lieu of Cash Distributions                        22,279             47,495            94,180           241,994
      Redeemed                                                  (177,194)          (331,974)         (407,945)         (832,158)
                                                          ----------------------------------------------------------------------
         Net Increase (Decrease) from
            Capital Share Transactions                           (16,431)            57,516             2,754           211,208
--------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                   24,613            (17,820)          178,334           (52,550)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                        897,943            915,763         3,323,539         3,376,089
                                                          ----------------------------------------------------------------------
      End of Period                                             $922,556           $897,943        $3,501,873        $3,323,539
================================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                      14,162             34,824            36,529            91,142
      Issued in Lieu of Cash Distributions                         2,276              4,844            10,841            27,646
      Redeemed                                                   (18,125)           (33,750)          (46,998)          (95,201)
                                                          ----------------------------------------------------------------------
         Net Increase (Decrease)
            in Shares Outstanding                                 (1,687)             5,918               372            23,587
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           HIGH YIELD
                                                                                                      CORPORATE PORTFOLIO
                                                                                                --------------------------------
                                                                                                   SIX MONTHS              YEAR
                                                                                                        ENDED             ENDED
                                                                                                JUL. 31, 1997     JAN. 31, 1997
                                                                                                        (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                                                                       $   165,781       $   289,283
      Realized Net Gain (Loss)                                                                         19,714            19,951
      Change in Unrealized Appreciation (Depreciation)                                                 78,859           (20,017)
                                                                                                --------------------------------
         Net Increase (Decrease) in Net Assets Resulting from Operations                              264,354           289,217
                                                                                                --------------------------------
DISTRIBUTIONS
      Net Investment Income                                                                          (165,781)         (289,283)
      Realized Capital Gain                                                                                --                --
                                                                                                --------------------------------
         Total Distributions                                                                         (165,781)         (289,283)
                                                                                                --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                                                          611,737         1,071,470
      Issued in Lieu of Cash Distributions                                                            115,688           200,065
      Redeemed                                                                                       (338,226)         (604,106)
                                                                                                --------------------------------
         Net Increase (Decrease) from Capital Share Transactions                                      389,199           667,429
--------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease)                                                                       487,772           667,363
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Period                                                                           3,673,942         3,006,579
                                                                                                --------------------------------
      End of Period                                                                                $4,161,714        $3,673,942
================================================================================================================================

(1) Shares Issued (Redeemed)
      Issued                                                                                           77,513           138,649
      Issued in Lieu of Cash Distributions                                                             14,680            25,903
      Redeemed                                                                                        (43,127)          (78,406)
                                                                                                --------------------------------
         Net Increase (Decrease) in Shares Outstanding                                                 49,066            86,146
================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                                SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.16     $10.36     $  9.89    $10.41    $10.41     $10.12
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .292       .586        .625      .532      .486       .528
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .050      (.200)       .470     (.500)     .079       .332
                                                            --------------------------------------------------------------
      Total from Investment Operations                         .342       .386       1.095      .032      .565       .860
                                                            --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.292)     (.586)      (.625)    (.532)    (.486)     (.528)
   Distributions from Realized Capital Gains                     --         --          --     (.020)    (.079)     (.042)
                                                            --------------------------------------------------------------
      Total Distributions                                     (.292)     (.586)      (.625)    (.552)    (.565)     (.570)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.21     $10.16      $10.36   $  9.89    $10.41     $10.41
==========================================================================================================================

TOTAL RETURN                                                  3.42%      3.89%      11.37%     0.40%     5.54%      8.74%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                       $991        $970        $919      $754      $729       $526
   Ratio of Total Expenses to
      Average Net Assets                                    0.30%*       0.25%       0.27%     0.28%     0.26%      0.26%
   Ratio of Net Investment Income to
      Average Net Assets                                    5.80%*       5.77%       6.14%     5.33%     4.64%      5.12%
   Portfolio Turnover Rate                                    46%*         86%         93%      126%       86%        71%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM FEDERAL PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.11     $10.28     $  9.79    $10.38    $10.38     $10.31
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .304       .615        .601      .550      .522       .609
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .040     (.170)        .490     (.580)     .110       .232
                                                             -------------------------------------------------------------
      Total from Investment Operations                         .344       .445       1.091     (.030)     .632       .841
                                                             -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.304)     (.615)      (.601)    (.550)    (.522)     (.609)
   Distributions from Realized Capital Gains                     --         --          --     (.010)    (.110)     (.162)
                                                             -------------------------------------------------------------
      Total Distributions                                     (.304)     (.615)      (.601)    (.560)    (.632)     (.771)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.15     $10.11      $10.28    $ 9.79    $10.38     $10.38
==========================================================================================================================

TOTAL RETURN                                                  3.46%      4.51%      11.43%    -0.21%     6.23%      8.49%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $1,368     $1,348      $1,402    $1,474    $1,936     $1,688
   Ratio of Total Expenses to
      Average Net Assets                                     0.30%*      0.25%       0.27%     0.28%     0.26%      0.27%
   Ratio of Net Investment Income to
      Average Net Assets                                     6.09%*      6.09%       5.93%     5.53%     4.98%      5.88%
   Portfolio Turnover Rate                                     62%*        57%         74%       57%       49%        70%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                  SHORT-TERM CORPORATE PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED    ---------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.75     $10.94      $10.40    $10.94    $10.99     $10.88
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .329       .663        .671      .596      .605       .695
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .070      (.190)       .540     (.540)     .049       .275
                                                             -------------------------------------------------------------
      Total from Investment Operations                         .399       .473       1.211      .056      .654       .970
                                                             -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.329)     (.663)      (.671)    (.596)    (.605)     (.695)
   Distributions from Realized Capital Gains                     --         --          --        --     (.099)     (.165)
                                                             -------------------------------------------------------------
      Total Distributions                                     (.329)     (.663)      (.671)    (.596)    (.704)     (.860)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.82     $10.75      $10.94    $10.40    $10.94     $10.99
==========================================================================================================================

TOTAL RETURN                                                  3.78%      4.52%      11.95%     0.60%     6.11%      9.29%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $4,649     $4,531      $3,873    $2,924    $3,573     $2,811
   Ratio of Total Expenses to
      Average Net Assets                                     0.31%*      0.25%       0.27%     0.28%     0.26%      0.27%
   Ratio of Net Investment Income to
      Average Net Assets                                     6.19%*      6.18%       6.23%     5.66%     5.48%      6.33%
   Portfolio Turnover Rate                                     51%*        45%         62%       69%       61%        71%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                            INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.37     $10.90      $ 9.76    $10.82    $10.79     $10.19
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .322       .649        .662      .603      .617       .676
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .200      (.530)      1.140    (1.033)     .443       .617
                                                             -------------------------------------------------------------
      Total from Investment Operations                         .522       .119       1.802     (.430)    1.060      1.293
                                                             -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.322)     (.649)      (.662)    (.603)    (.617)     (.676)
   Distributions from Realized Capital Gains                     --         --          --     (.027)    (.413)     (.017)
                                                             -------------------------------------------------------------
      Total Distributions                                     (.322)     (.649)      (.662)    (.630)   (1.030)     (.693)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.57     $10.37      $10.90    $ 9.76    $10.82     $10.79
==========================================================================================================================

TOTAL RETURN                                                  5.15%      1.28%      18.96%    -3.90%    10.09%     13.14%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $1,342     $1,279      $1,226      $848    $1,007       $673
   Ratio of Total Expenses to
      Average Net Assets                                     0.30%*      0.25%       0.28%     0.28%     0.26%      0.26%
   Ratio of Net Investment Income to
      Average Net Assets                                     6.29%*      6.26%       6.34%     6.05%     5.55%      6.44%
   Portfolio Turnover Rate                                     28%*        42%         56%      128%      118%       123%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                                INTERMEDIATE-TERM CORPORATE PORTFOLIO
                                                                              YEAR ENDED JANUARY 31,
                                                   SIX MONTHS ENDED       ------------------------------- NOV. 1, 1993,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JULY 31, 1997         1997        1996         1995     JAN. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.72       $10.17     $  9.07       $10.04            $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .317         .639        .658         .587              .125
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .210       (.430)       1.100        (.970)             .040
                                                             ---------------------------------------------------------------
      Total from Investment Operations                         .527         .209       1.758        (.383)             .165
                                                             ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.317)      (.639)      (.658)        (.587)            (.125)
   Distributions from Realized Capital Gains                     --       (.020)          --           --                --
                                                             ---------------------------------------------------------------
      Total Distributions                                     (.317)      (.659)      (.658)        (.587)            (.125)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $9.93       $ 9.72      $10.17       $ 9.07            $10.04
============================================================================================================================

TOTAL RETURN                                                  5.55%        2.29%      19.94%       -3.73%             1.66%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                        $704         $592        $424         $163               $85
   Ratio of Total Expenses to
      Average Net Assets                                    0.30%**        0.25%       0.28%        0.28%           0.25%**
   Ratio of Net Investment Income to
      Average Net Assets                                    6.60%**        6.61%       6.70%        6.46%           5.11%**
   Portfolio Turnover Rate                                    85%**          85%         78%          97%               74%
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
**Annualized.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          GNMA PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     -------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.23     $10.45      $ 9.71    $10.39    $10.50     $10.25
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .359       .727        .734      .693      .641       .778
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .143      (.220)       .740     (.673)    (.110)      .250
                                                             -------------------------------------------------------------
      Total from Investment Operations                         .502       .507       1.474      .020      .531      1.028
                                                             -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.359)     (.727)      (.734)    (.693)    (.641)     (.778)
   Distributions from Realized Capital Gains                  (.003)        --          --     (.007)       --         --
                                                             -------------------------------------------------------------
      Total Distributions                                     (.362)     (.727)      (.734)    (.700)    (.641)     (.778)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.37     $10.23      $10.45    $ 9.71    $10.39     $10.50
==========================================================================================================================

TOTAL RETURN                                                  5.03%      5.15%      15.64%     0.36%     5.18%     10.40%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $8,082     $7,400      $6,998    $5,851    $7,043     $7,167
   Ratio of Total Expenses to
      Average Net Assets                                     0.34%*      0.27%       0.29%     0.30%     0.28%      0.29%
   Ratio of Net Investment Income to
      Average Net Assets                                     7.11%*      7.16%       7.22%     7.04%     6.19%      7.38%
   Portfolio Turnover Rate                                       0%        12%          7%       35%        2%         7%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM U.S. TREASURY PORTFOLIO
                                                                                        YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     ------------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996        1995       1994        1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 9.84     $10.73      $ 9.23      $10.75     $10.04      $10.14
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .320       .655        .669        .665       .685        .733
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .460      (.877)      1.725      (1.401)      .886        .600
                                                             -----------------------------------------------------------------
      Total from Investment Operations                         .780      (.222)      2.394       (.736)     1.571       1.333
                                                             -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.320)     (.655)      (.669)      (.665)     (.685)      (.733)
   Distributions from Realized Capital Gains                     --      (.013)      (.225)      (.119)     (.176)      (.700)
                                                             -----------------------------------------------------------------
      Total Distributions                                     (.320)     (.668)      (.894)      (.784)     (.861)     (1.433)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.30     $ 9.84      $10.73      $ 9.23     $10.75      $10.04
==============================================================================================================================

TOTAL RETURN                                                  8.15%     -1.85%      26.72%      -6.68%     16.09%      14.12%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                        $923       $898        $916        $671       $829        $874
   Ratio of Total Expenses to
      Average Net Assets                                     0.30%*      0.25%       0.27%       0.28%      0.26%       0.27%
   Ratio of Net Investment Income to
      Average Net Assets                                     6.60%*      6.66%       6.57%       7.02%      6.44%       7.26%
   Portfolio Turnover Rate                                     15%*        31%        105%         85%         7%        170%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM CORPORATE PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $8.71      $9.43       $8.18     $9.36     $9.04      $8.63
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .304       .619        .627      .617      .632       .680
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .464      (.566)      1.250    (1.108)     .579       .561
                                                            --------------------------------------------------------------
      Total from Investment Operations                         .768       .053       1.877     (.491)    1.211      1.241
                                                            --------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.304)     (.619)      (.627)    (.617)    (.632)     (.680)
   Distributions from Realized Capital Gains                  (.004)     (.154)         --     (.072)    (.259)     (.151)
                                                            --------------------------------------------------------------
      Total Distributions                                     (.308)     (.773)      (.627)    (.689)    (.891)     (.831)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $9.17      $8.71       $9.43     $8.18     $9.36      $9.04
==========================================================================================================================

TOTAL RETURN                                                  9.08%      0.86%      23.64%    -5.12%    13.83%     15.06%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $3,502     $3,324      $3,376    $2,607    $3,166     $2,763
   Ratio of Total Expenses to
      Average Net Assets                                     0.36%*      0.28%       0.31%     0.32%     0.30%      0.31%
   Ratio of Net Investment Income to
      Average Net Assets                                     7.07%*      7.06%       7.03%     7.37%     6.71%      7.68%
   Portfolio Turnover Rate                                     25%*        30%         49%       43%       77%        50%
--------------------------------------------------------------------------------------------------------------------------

*Annualized.

--------------------------------------------------------------------------------------------------------------------------
                                                                                  HIGH YIELD CORPORATE PORTFOLIO
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                            SIX MONTHS ENDED     --------------------------------------------------
THROUGHOUT EACH PERIOD                                JULY 31, 1997       1997        1996      1995      1994       1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $7.87      $7.89       $7.24     $8.14     $7.56      $7.27
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .340       .688        .678      .679      .695       .727
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           .190      (.020)       .650     (.900)     .580       .290
                                                             -------------------------------------------------------------
      Total from Investment Operations                         .530       .668       1.328     (.221)    1.275      1.017
                                                             -------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.340)     (.688)      (.678)    (.679)    (.695)     (.727)
                                                             -------------------------------------------------------------
   Distributions from Realized Capital Gains                     --         --          --        --        --         --
                                                             -------------------------------------------------------------
      Total Distributions                                     (.340)     (.688)      (.678)    (.679)    (.695)     (.727)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $8.06      $7.87       $7.89     $7.24     $8.14      $7.56
==========================================================================================================================

TOTAL RETURN**                                                6.92%      9.01%      19.01%    -2.52%    17.54%     14.68%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $4,162     $3,674      $3,007    $2,162    $2,625     $2,184
   Ratio of Total Expenses to
      Average Net Assets                                     0.34%*      0.29%       0.34%     0.34%     0.32%      0.34%
   Ratio of Net Investment Income to
      Average Net Assets                                     8.70%*      8.92%       8.85%     9.13%     8.81%      9.82%
   Portfolio Turnover Rate                                     49%*        23%         38%       33%       51%        83%
--------------------------------------------------------------------------------------------------------------------------

 *Annualized.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Fixed Income Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, GNMA, Long-Term U.S. Treasury, Long-Term Corporate, and High Yield Corporate Portfolios. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES CONTRACTS: Each Portfolio, except the Short-Term Federal Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes investment advisory services to the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, and Long-Term U.S. Treasury Portfolios on an at-cost basis.

    Wellington Management Company, LLP provides investment advisory services to the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 1997, the investment advisory fees of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At July 31, 1997, the Fund had contributed capital aggregating $1,844,000 to Vanguard (included in Other Assets), representing 9.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended July 31, 1997, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

         ------------------------------------------------------------------
                                                            (000)
                                              -----------------------------
         PORTFOLIO                                PURCHASES         SALES
         ------------------------------------------------------------------
         Short-Term Corporate                    $1,181,083       $960,328
         Intermediate-Term Corporate                233,910        160,714
         Long-Term Corporate                        374,511        287,956
         High Yield Corporate                     1,304,737        832,589
         ------------------------------------------------------------------

    Purchases and sales of U.S. government securities were:

         ------------------------------------------------------------------
                                                             (000)
                                                 --------------------------
         PORTFOLIO                                PURCHASES         SALES
         ------------------------------------------------------------------
         Short-Term U.S. Treasury                 $214,446        $215,320
         Short-Term Federal                        404,512         419,016
         Short-Term Corporate                      112,718         142,977
         Intermediate-Term U.S. Treasury           172,771         180,932
         Intermediate-Term Corporate                72,401          93,566
         GNMA                                      876,164              --
         Long-Term U.S. Treasury                    63,644          86,430
         Long-Term Corporate                        25,669         141,382
         High Yield Corporate                       89,914          79,497
         ------------------------------------------------------------------

    At January 31, 1997, the Portfolios had the following capital losses available to offset future net capital gains:

         -------------------------------------------------------------------
                                                  EXPIRATION
                                                FISCAL YEAR(S)      AMOUNT
         PORTFOLIO                            ENDING JANUARY 31,    (000)
         -------------------------------------------------------------------
         Short-Term U.S. Treasury                 2003-2006        $  8,344
         Short-Term Federal                       2003-2004          31,035
         Short-Term Corporate                     2003-2004          30,792
         Intermediate-Term U.S. Treasury          2003-2006          30,381
         Intermediate-Term Corporate                   2005              49
         Long-Term U.S. Treasury                  2005-2006           7,194
         High Yield Corporate                     1999-2000          81,715
         -------------------------------------------------------------------

E. At July 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         -----------------------------------------------------------------------------------
                                                                (000)
                                        ----------------------------------------------------
                                           APPRECIATED       DEPRECIATED     NET UNREALIZED
         PORTFOLIO                         SECURITIES         SECURITIES      APPRECIATION
         -----------------------------------------------------------------------------------
         Short-Term U.S. Treasury          $    7,738        $     (164)       $   7,574
         Short-Term Federal                    15,542            (1,306)          14,236
         Short-Term Corporate                  48,822            (4,754)          44,068
         Intermediate-Term U.S. Treasury       41,073              (737)          40,336
         Intermediate-Term Corporate           18,038              (632)          17,406
         GNMA                                 241,393           (24,591)         216,802
         Long-Term U.S. Treasury               78,846                --           78,846
         Long-Term Corporate                  237,393            (6,026)         231,367
         High Yield Corporate                 171,874            (4,944)         166,930
         -----------------------------------------------------------------------------------

    At July 31, 1997, the aggregate settlement value of open futures contracts expiring in September 1997 and the related unrealized depreciation were:

         -------------------------------------------------------------------------------------
                                                                           (000)
                                                             ---------------------------------
                                              NUMBER OF          AGGREGATE
                                                SHORT           SETTLEMENT      UNREALIZED
         PORTFOLIO/FUTURES CONTRACTS          CONTRACTS            VALUE       DEPRECIATION
         -------------------------------------------------------------------------------------
         Short-Term Corporate/
           5-Year U.S. Treasury Note            1,900             $205,170        $(4,748)
         Intermediate-Term U.S. Treasury/
           U.S. Treasury Note                   1,120              124,320         (4,221)
         Intermediate-Term Corporate/
           U.S. Treasury Note                     446               49,506         (1,582)
         Long-Term U.S. Treasury/
           U.S. Treasury Bond                     427               49,852         (2,926)
         -------------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at July 31, 1997, and collateral received with respect to such loans, were:

         ---------------------------------------------------------------------
                                                    (000)
                               -----------------------------------------------
                                                     COLLATERAL RECEIVED
                                                ------------------------------
                                 MARKET VALUE
                                  OF LOANED                     U.S. TREASURY
         PORTFOLIO                SECURITIES        CASH          SECURITIES
         ---------------------------------------------------------------------
         Short-Term Corporate     $  14,321       $  14,578              --
         Intermediate-Term
           U.S. Treasury             62,671          63,831              --
         Intermediate-Term
           Corporate                 15,588          15,875              --
         Long-Term U.S. Treasury      7,517           7,639              --
         Long-Term Corporate         13,758           1,556         $13,138
         High Yield Corporate       248,977         161,255          95,216
         ---------------------------------------------------------------------

    Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
                            "500" are trademarks of
                        The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the
                               Russell Indexes.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
         Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q282-7/97

[PHOTO]

VANGUARD FIXED INCOME SECURITIES FUND
FINANCIAL STATEMENTS
JULY 31, 1997 (unaudited)

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying Report. The Statement of Net Assets for the GNMA Portfolio begins on page 15 of that Report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

  CONTENTS
  Short-Term U.S. Treasury Portfolio...............   1
  Short-Term Federal Portfolio.....................   3
  Short-Term Corporate Portfolio...................   5
  Intermediate-Term U.S. Treasury Portfolio........  11
  Intermediate-Term Corporate Portfolio............  12
  Long-Term U.S. Treasury Portfolio................  16
  Long-Term Corporate Portfolio....................  17
  High Yield Corporate Portfolio...................  21

-------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE      MARKET
                                                                              MATURITY           AMOUNT      VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                                    COUPON      DATE            (000)       (000)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (96.8%)
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Note                                  3.625%   7/15/02         $ 19,594    $ 19,612
U.S. Treasury Notes                                                    4.75%   8/31/98           64,000      63,443
U.S. Treasury Notes                                                   6.125%   8/31/98           27,000      27,149
U.S. Treasury Notes                                                    6.25%   7/31/98           75,900      76,408
U.S. Treasury Notes                                                    6.75%   6/30/99          133,500     136,007
U.S. Treasury Notes                                                   6.875%   8/31/99          111,000     113,460
U.S. Treasury Notes                                                   7.125%   9/30/99           82,600      84,905
U.S. Treasury Notes                                                    7.75%  11/30/99           77,900      81,250
U.S. Treasury Notes                                                    7.75%  12/31/99          207,200     216,391
U.S. Treasury Notes                                                    7.75%   1/31/00           73,600      76,952
Bariven, SA Eximbank Guaranteed Export Financing
  (U.S. Government Guaranteed)                                        6.277%   4/15/01 (1)(3)    13,600      13,665
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)       4.62%  10/15/98 (1)(2)     6,000       5,946
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)      6.475%   5/15/00 (1)        7,800       7,855

-------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE      MARKET
                                                                              MATURITY           AMOUNT      VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                                    COUPON      DATE            (000)       (000)
-------------------------------------------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)       6.82%   4/15/99 (1)(2)   $ 2,857    $  2,884
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)      8.038%   1/15/00 (1)        7,500       7,712
Government Export Trust (U.S. Government Guaranteed)                   4.85%   11/1/97 (1)        1,200       1,198
Government Export Trust (U.S. Government Guaranteed)                   5.69%    2/1/98 (1)        2,400       2,400
Government Export Trust (U.S. Government Guaranteed)                   7.75%    1/1/00 (1)(2)     6,666       6,824
Government Trust Certificate (Israel)(U.S. Government Guaranteed)      8.55%  11/15/97 (1)           83          84
Guaranteed Export Certificates (U.S. Government Guaranteed)           4.743%   9/15/98 (1)        7,800       7,754
Guaranteed Trade Trust (U.S. Government Guaranteed)                    4.77%   11/1/97 (1)(2)     1,670       1,666
Private Export Funding Corp. (U.S. Government Guaranteed)              5.65%   3/15/03 (1)        6,380       6,325
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $952,316)                                                                                           959,890
-------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.8%)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $27,670)                                                      5.82%     8/1/97           27,670      27,670
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (COST $979,986)                                                                                           987,560
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
-------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                         12,959
Liabilities                                                                                                  (9,120)
                                                                                                           ---------
                                                                                                              3,839
-------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------
Applicable to 97,104,352 outstanding $.001 par value shares
  (authorized 1,250,000,000 shares)                                                                        $991,399
===================================================================================================================

NET ASSET VALUE PER SHARE                                                                                    $10.21
===================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $17,320,000, representing 1.75% of net assets.
(3) Restricted security representing 1.4% of net assets at July 31, 1997.

-------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------
                                                                                                   AMOUNT       PER
                                                                                                    (000)     SHARE
-------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $992,797   $10.22
 Undistributed Net Investment Income                                                                    --       --
 Accumulated Net Realized Losses--Note D                                                            (8,972)    (.09)
 Unrealized Appreciation--Note E                                                                     7,574      .08
===================================================================================================================
 NET ASSETS                                                                                       $991,399   $10.21
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE     MARKET
                                                                              MATURITY            AMOUNT     VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                          COUPON      DATE             (000)      (000)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.2%)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (14.7%)
Agency For International Development (U.S. Government Guaranteed)       7.75%   4/1/98 (1)      $  8,087  $   8,156
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)        5.10%  4/15/98 (1)(3)      2,302      2,294
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)       5.295% 10/15/97 (1)(3)      2,655      2,652
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)        5.48% 10/15/97 (1)(3)      1,350      1,349
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)        6.82%  4/15/99 (1)(3)      2,234      2,255
Banco Nacional de Comercio Exterior (U.S. Government Guaranteed)       8.038%  1/15/00 (1)         7,500      7,712
Government Export Trust (U.S. Government Guaranteed)                    4.61%   9/1/98 (1)         7,200      7,157
Government Export Trust (U.S. Government Guaranteed)                    5.41%   3/1/99 (1)(3)      3,545      3,534
Government Export Trust (U.S. Government Guaranteed)                    5.69%   2/1/98 (1)         6,524      6,523
Guaranteed Export Certificates (U.S. Government Guaranteed)             4.43%  6/15/98 (1)         6,947      6,893
Guaranteed Export Certificates (U.S. Government Guaranteed)            4.743%  9/15/98 (1)         1,127      1,120
Guaranteed Export Certificates (U.S. Government Guaranteed)            4.813% 12/15/98 (1)         5,243      5,208
Guaranteed Export Certificates (U.S. Government Guaranteed)             6.61%  9/15/99 (1)        11,374     11,457
Guaranteed Trade Trust (U.S. Government Guaranteed)                     4.86%   4/1/98 (1)         3,160      3,146
Overseas Private Investment Corp. (U.S. Government Guaranteed)         7.815% 11/15/01 (1)         5,625      5,828
Overseas Private Investment Corp. (U.S. Government Guaranteed)          8.75% 11/15/01 (1)         8,438      8,908
Private Export Funding Corp. (U.S. Government Guaranteed)               5.75%  4/30/98             9,800      9,815
Private Export Funding Corp. (U.S. Government Guaranteed)               8.95% 10/31/97             7,575      7,638
Private Export Funding Corp. (U.S. Government Guaranteed)               9.45% 12/31/99            33,580     36,285
U.S. Exim Trust (U.S. Government Guaranteed)                            5.20%  8/25/97 (1)(3)      3,600      3,599
U.S. Government Trust Certificates (U.S. Government Guaranteed)         7.50%  8/15/00 (1)         9,601      9,810
U.S. Government Trust Certificates (U.S. Government Guaranteed)         8.00%  5/15/98 (1)         4,286      4,303
U.S. Treasury Inflation-Indexed Note                                   3.375%  1/15/07            20,211     19,889
U.S. Treasury Inflation-Indexed Note                                   3.625%  7/15/02            25,992     26,016
                                                                                                          ---------
                                                                                                            201,547
                                                                                                          ---------
AGENCY BONDS AND NOTES (60.4%)
Federal Home Loan Bank                                                 5.20%  10/20/00            31,000     30,665
Federal Home Loan Bank                                                5.215%    7/8/98             4,750      4,733
Federal Home Loan Bank                                                 5.43%   2/25/99            10,000      9,966
Federal Home Loan Bank                                                5.448%   8/25/97 (2)        25,000     24,730
Federal Home Loan Bank                                                 6.10%   10/7/98            25,000     25,155
Federal Home Loan Bank                                                 9.30%   1/25/99            40,050     42,112
Federal Home Loan Mortgage Corp.                                      5.875%   3/22/00            15,000     15,008
Federal Home Loan Mortgage Corp.                                      6.747%   8/23/01            19,350     19,598
Federal Home Loan Mortgage Corp.                                       6.92%   1/25/12 (1)        15,000     15,219
Federal National Mortgage Assn.                                        4.70%   9/10/98            36,200     35,830
Federal National Mortgage Assn.                                        4.94%  10/30/98            20,000     19,814
Federal National Mortgage Assn.                                        5.23%   1/25/98            67,535     67,108
Federal National Mortgage Assn.                                        5.33%   6/26/98            17,535     17,495
Federal National Mortgage Assn.                                        5.40%   3/12/99            13,000     12,946
Federal National Mortgage Assn.                                        5.91%   2/25/00            60,000     60,090
Federal National Mortgage Assn.                                        6.07%   3/15/01            44,800     44,635
Federal National Mortgage Assn.                                        6.14%   11/1/99            19,000     19,132
Federal National Mortgage Assn.                                        6.18%  12/10/01            25,000     24,950
Federal National Mortgage Assn.                                        6.25%    8/3/98             7,080      7,133
Federal National Mortgage Assn.                                       6.375%  10/13/00             9,000      9,038
Federal National Mortgage Assn.                                        6.43%   4/11/99            23,500     23,773
Federal National Mortgage Assn.                                        6.44%  11/15/01            28,635     28,763
Federal National Mortgage Assn.                                        6.45%   2/14/02            10,000     10,058
Federal National Mortgage Assn.                                        6.59%   4/17/00            10,000     10,181
Federal National Mortgage Assn.                                        6.60%   6/24/99            30,000     30,448
Federal National Mortgage Assn.                                        6.70%   8/10/01            30,000     30,346
Federal National Mortgage Assn.                                        6.71%   7/24/01            15,000     15,399
Federal National Mortgage Assn.                                        6.74%    5/7/01            10,000     10,115
Federal National Mortgage Assn.                                        7.00%   7/13/98            64,150     65,054
Federal National Mortgage Assn.                                        7.23%   9/15/99            15,000     15,423
Federal National Mortgage Assn.                                        8.35%  11/10/99            10,270     10,818
Federal National Mortgage Assn.                                        8.45%   7/12/99            17,845     18,713
Federal National Mortgage Assn.                                       11.50%   11/1/99            46,000     51,446
                                                                                                          ---------
                                                                                                            825,894
                                                                                                          ---------

-------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE       MARKET
                                                                              MATURITY          AMOUNT       VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                         COUPON       DATE           (000)        (000)
-------------------------------------------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (20.1%)
Federal Home Loan Mortgage Corp.
  (Collateralized Mortgage Obligations)                               6.50%    3/15/00 (1)    $23,337   $   23,400
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              5.50%     2/5/98 (1)      3,846        3,838
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              5.50%     5/1/99 (1)      7,404        7,377
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              5.50%    11/1/00 (1)     13,648       13,466
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              5.50%     1/1/01 (1)     11,364       11,212
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     7/1/98 (1)      9,269        9,268
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     9/1/98 (1)     23,334       23,331
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%    10/1/98 (1)     18,263       18,261
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     1/1/99 (1)      5,321        5,319
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     3/1/99 (1)      6,083        6,080
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     5/1/00 (1)      9,039        9,017
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     9/1/00 (1)      9,724        9,691
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%    11/1/00 (1)     39,601       39,478
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)              6.00%     6/1/03 (1)     14,749       14,653
Federal National Mortgage Assn. (Collateralized Mortgage Obligations) 5.50%    9/25/00 (1)     11,954       11,862
Federal National Mortgage Assn. (Pooled Mortgage Notes)               6.00%     1/1/01 (1)     39,818       39,695
Federal National Mortgage Assn. (Pooled Mortgage Notes)               6.00%     7/1/02 (1)     19,155       19,083
Federal National Mortgage Assn. (Pooled Mortgage Notes)               6.00%     9/1/02 (1)      5,441        5,407
Federal National Mortgage Assn. (Pooled Mortgage Notes)               6.00%     5/1/04 (1)      3,889        3,862
                                                                                                        ----------
                                                                                                           274,300
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,287,505)                                                                                      1,301,741
------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.9%)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $53,252)                                                      5.82%     8/1/97        53,252        53,252
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $1,340,757)                                                                                      1,354,993
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                        19,278
Liabilities                                                                                                 (6,740)
                                                                                                        ----------
                                                                                                            12,538
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
Applicable to 134,758,424 outstanding $.001 par value shares
  (authorized 1,300,000,000 shares)                                                                     $1,367,531
==================================================================================================================

NET ASSET VALUE PER SHARE                                                                                   $10.15
==================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Note.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $15,683,000, representing 1.1% of net assets.

------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------
                                                                                             AMOUNT            PER
                                                                                              (000)          SHARE
------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                         $1,385,571         $10.28
 Undistributed Net Investment Income                                                             --             --
 Accumulated Net Realized Losses--Note D                                                    (32,276)          (.24)
 Unrealized Appreciation--Note E                                                             14,236            .11
------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                              $1,367,531         $10.15
==================================================================================================================

                                       4

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
SHORT-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (82.2%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.4%)
Banco Nacional de Mexico CCMT                                 6.23%       8/1/02  (1)(4)        Aaa    $  25,000      $  25,094
CIT Home Equity Loan Trust                                    6.37%      3/15/12  (1)           Aaa       21,000         21,079
Carco Auto Loan Master Trust                                 7.875%      7/15/99  (1)           Aaa       57,000         57,035
Chase Manhattan Auto Trust                                    6.65%      9/15/03  (1)            A2       17,576         17,867
The Chase Manhattan Corp. Grantor Trust                       6.00%      9/17/01  (1)           Aaa       14,292         14,333
Citibank Credit Card Master Trust                             6.70%      2/15/04  (1)            A2       13,000         13,151
Contimortgage Home Equity Loan Trust                          6.68%      5/15/12  (1)           Aaa       25,000         25,094
Discover Card Master Trust                                    6.70%      2/16/00  (1)           Aaa        5,000          5,002
Ford Credit Auto Loan Master Trust                            6.50%      8/15/02  (1)           Aaa       35,000         35,365
Household Credit Card Master Trust                            5.90%      5/15/02  (1)            A2       20,000         19,855
Household Credit Card Master Trust                            7.00%     12/15/99  (1)           Aaa       66,479         66,697
MBNA Master Credit Card Trust                                 6.20%      8/15/99  (1)           Aaa        5,833          5,835
Neiman Marcus Credit Card Master Trust                        7.60%      6/15/03  (1)           Aaa        5,000          5,191
Premier Auto Trust                                            6.55%       9/6/03  (1)            A3        5,000          5,044
Standard Credit Card Master Trust                             6.75%       6/7/00  (1)           Aaa       21,000         21,294
Standard Credit Card Master Trust                            7.875%       1/7/00  (1)           Aaa       16,100         16,506
Standard Credit Card Master Trust                            8.875%       9/7/99  (1)           Aaa       26,131         26,869
Toyota Auto Grantor Trust                                     5.85%      3/15/01  (1)           Aaa        9,879          9,903
                                                                                                                     ----------
                                                                                                                        391,214
                                                                                                                     ----------
FINANCE (43.9%)
   AUTOMOBILE (2.9%)
   Chrysler Financial Corp.                                   7.81%      2/23/98                 A3       15,000         15,159
   Ford Motor Credit Corp.                                    5.37%       9/8/98                 A1       14,475         14,423
   Ford Motor Credit Corp.                                    5.83%      6/29/98                 A1       25,000         24,995
   Ford Motor Credit Corp.                                   5.898%      11/1/97  (2)            A1       30,000         29,991
   General Motors Acceptance Corp.                            6.00%     12/30/98                 A3        5,000          5,010
   General Motors Acceptance Corp.                            7.25%      4/30/99                 A3       21,100         21,529
   General Motors Acceptance Corp.                            8.40%     10/15/99                 A3        5,000          5,236
   General Motors Acceptance Corp.                            8.50%     12/21/98                 A3       20,000         20,695

   BANKS (12.3%)
   Bank South Inc.                                           10.20%       6/1/99                 A3       12,500         13,375
   Barnett Banks Inc.                                         6.25%      7/28/98                 A2       36,800         36,999
   Capital One Financial Corp.                                6.49%      8/15/97               Baa3        9,000          9,002
   Capital One Financial Corp.                                6.58%      4/17/01               Baa3       15,000         14,954
   Capital One Financial Corp.                                6.66%      8/17/98               Baa3        5,000          5,031
   Capital One Financial Corp.                                8.67%      2/15/00               Baa3        5,000          5,246
   Capital One Financial Corp.                                8.93%       2/1/00               Baa3        5,000          5,272
   The Chase Manhattan Corp.                                  8.00%      6/15/99                 A1       19,450         20,129
   The Chase Manhattan Corp.                                 10.00%      6/15/99                 A1       20,840         22,291
   First Bank System Inc.                                    5.698%      8/20/97  (2)            A2       24,000         23,969
   First Fidelity Bancorp                                    9.625%      8/15/99                 A2       23,540         25,134
   First National Bank of Commerce                            6.50%      1/14/00                 A2       25,000         25,220
   First Union Corp.                                          9.45%      6/15/99                 A2        6,649          7,048
   Huntington Bancshares                                      5.68%      12/8/98                 A3       10,000          9,980
   Long Island Savings Bank                                   7.00%      6/13/02               Baa3       13,500         13,790
   MBNA America Bank                                         5.945%       8/7/97  (2)            A2       40,650         40,618
   MBNA America Bank                                          7.12%      4/12/99                 A2       10,000         10,155
   MBNA Corp.                                                6.875%      10/1/99                 A3       15,785         15,990
   MBNA Corp.                                                 7.49%      9/14/99                 A3        6,600          6,765
   Manufacturers Hanover Corp.                                8.50%      2/15/99                 A2        9,272          9,612
   Meridian Bancorp                                          6.625%      6/15/00                 A1       26,550         26,870
   National City Bank Cleveland                               6.35%      3/15/01                 A1       36,860         37,028
   Norwest Corp.                                             6.125%     10/15/00                Aa3        6,000          6,002
   PNC Funding Corp.                                         9.875%       3/1/01                 A3        5,565          6,195
   Security Pacific Corp.                                     9.75%      5/15/99                 A1        5,000          5,314
   Southern National Corp.                                    7.05%      5/23/03                 A3       17,750         18,187
   Summit Bancorp                                            8.625%     12/10/02               Baa1       21,725         23,799
   U.S. Bancorp PATS                                         6.025%      8/19/97  (2)(4)         A2       55,700         55,734



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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
SHORT-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   U.S. Oregon PATS                                          5.912%      8/27/97  (2)(4)         A1   $   25,000     $   25,008
   Wachovia Bank                                              5.35%     11/13/98                Aa2       20,000         19,899
   Wachovia Bank                                              5.60%       3/8/99                Aa2       25,000         24,886

   CONSUMERS (1.9%)
   Norwest Financial, Inc.                                    6.68%      9/15/99                Aa3       46,000         46,607
   Norwest Financial, Inc.                                   6.875%     12/15/99                Aa3        9,845         10,027
   Sears Roebuck & Co. Acceptance Corp.                       6.25%      10/6/98                 A2       35,000         35,190

   DIVERSIFIED (7.5%)
   AT&T Capital Corp.                                         5.61%       2/1/99               Baa3       41,200         40,904
   AT&T Capital Corp.                                         6.70%      2/15/01               Baa3       50,000         50,498
   Associates Corp. of North America                          6.50%       9/9/98                Aa3       25,000         25,206
   Associates Corp. of North America                          8.37%     12/21/99                Aa3       19,000         19,961
   Associates Corp. of North America                          8.40%     11/29/99                Aa3       10,000         10,496
   CIT Group Holdings                                         5.70%     12/15/98                Aa3       20,000         19,976
   CIT Group Holdings                                         6.25%     10/25/99                Aa3       50,000         50,292
   Caterpillar Financial Services                             6.10%      6/17/99                 A2       16,000         16,018
   Comdisco Inc.                                              5.75%      2/15/01               Baa1        5,000          4,925
   Comdisco Inc.                                              6.34%      6/25/99               Baa1       25,000         25,104
   Comdisco Inc.                                              6.50%      4/30/99               Baa1       18,500         18,665
   Comdisco Inc.                                              6.52%      3/24/99               Baa1       15,000         15,139
   Finova Capital Corp.                                      6.375%      4/15/99               Baa1       21,000         21,123
   Finova Capital Corp.                                       6.38%      4/15/99               Baa1       25,000         25,149
   General Electric Capital Corp.                             8.10%      1/26/99                Aaa        5,000          5,159

   INSURANCE (5.9%)
   Conseco Inc.                                              10.50%     12/15/04                Ba1       32,475         39,199
   Orion Capital Corp.                                       9.125%       9/1/02               Baa2        7,000          7,767
   SunAmerica Inc.                                            6.20%     10/31/99               Baa1       26,000         26,067
   SunAmerica Inc.                                            6.58%      1/15/02               Baa1        5,000          5,043
   Travelers/Aetna Property Casualty Corp.                    6.25%      10/1/99                 A1       50,000         50,209
   Travelers/Aetna Property Casualty Corp.                    6.75%       9/1/99                 A1       30,000         30,413
   Travelers/Aetna Property Casualty Corp.                    6.75%      4/15/01                 A1       34,000         34,582
   USAA Capital Corp.                                         5.97%       8/4/99  (4)           Aa1       35,000         35,000
   USAA Capital Corp.                                         6.60%      6/15/98  (4)           Aa1       25,000         25,208
   USF&G Corp.                                               8.375%      6/15/01               Baa2       17,545         18,680

   OTHER (13.4%)
   Associated Estates Realty Corp.                            6.88%      12/9/04               Baa3        5,000          5,070
   Associated Estates Realty Corp.                           8.375%      4/15/00               Baa3       15,680         16,463
   Bear Stearns Cos., Inc.                                   7.625%      9/15/99                 A2       10,000         10,310
   Bear Stearns Cos., Inc.                                   7.625%      4/15/00                 A2       26,900         27,852
   Camden Property Trust                                     6.136%      8/11/97  (2)          Baa3       20,000         20,000
   Colonial Realty LP                                         6.96%      7/26/04               Baa3       22,000         22,220
   Dean Witter Discover & Co.                                 6.00%       3/1/98                 A1       11,000         11,011
   Donaldson Lufkin & Jenrette, Inc.                          6.70%      6/30/00               Baa1       15,000         15,101
   Equity Residential Properties Trust Operating LP           7.95%      4/15/02                 A3        7,000          7,379
   First Industrial PATS                                     7.375%      5/15/04  (4)          Baa2       12,000         12,375
   Goldman Sachs Group                                        6.10%      4/15/98  (4)            A1       30,000         30,085
   Goldman Sachs Group                                       6.228%      1/25/99  (2)(4)         A1       14,000         14,021
   Goldman Sachs Group                                       6.875%      9/15/99  (4)            A1       16,175         16,408
   JDN Realty Corp.                                           6.80%       8/1/04               Baa3       10,500         10,494
   Kimco Realty Corp.                                         6.50%      10/1/03                 A3        4,920          4,908
   Lehman Brothers Holdings                                   5.75%      2/15/98               Baa1        5,000          4,999
   Lehman Brothers Holdings                                  6.026%      8/18/97  (2)          Baa1       10,000          9,988
   Lehman Brothers Holdings                                   6.84%      10/7/99               Baa1       11,000         11,134
   Lehman Brothers Holdings                                   6.92%      10/1/99               Baa1       13,000         13,178
   Lehman Brothers Holdings                                   6.94%      9/30/99               Baa1       11,000         11,155
   Lehman Brothers Holdings                                   7.14%      9/24/99               Baa1       11,900         12,113
   Lehman Brothers Holdings                                  7.625%      7/15/99               Baa1       19,325         19,818


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
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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
                                                             COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Holdings                                  8.375%      2/15/99               Baa1   $    5,000     $    5,165
   Merrill Lynch & Co., Inc.                                  7.26%      3/25/02                Aa3       50,000         51,328
   Morgan Stanley Group                                       5.75%      2/15/01                 A1       10,500         10,343
   Morgan Stanley Group                                      6.425%      3/15/00                 A1       15,000         15,091
   Oasis Residential Inc.                                     6.75%     11/15/01               Baa3       15,350         15,449
   PaineWebber Group                                          7.16%      6/15/99               Baa1       25,000         25,446
   Post Apartment Homes LP                                   6.063%       9/3/97  (2)          Baa1       30,000         29,930
   Post Apartment Homes LP                                    7.02%       4/2/01               Baa1       20,000         20,405
   Post Apartment Homes LP                                    7.25%      10/1/03               Baa1        7,000          7,235
   Simon DeBartolo Group, Inc.                                6.75%      7/15/04               Baa1       10,000         10,066
   Simon DeBartolo PATS                                       6.75%     11/15/03  (4)          Baa1       23,000         23,054
   Smith Barney Holdings, Inc.                                5.50%      1/15/99                 A2       11,000         10,938
   Smith Barney Holdings, Inc.                                7.00%      5/15/00                 A2       15,500         15,818
   Smith Barney Holdings, Inc.                                7.98%       3/1/00                 A2       17,500         18,265
   Taubman Realty                                             6.34%      8/20/97  (2)          Baa3       36,675         36,707
   Topaz Ltd.                                                 6.92%      3/10/07  (1)(4)         A1       16,000         16,243
   Wellsford Residential Property Trust                      9.375%       2/1/02               Baa3        5,175          5,730
                                                                                                                     ----------
                                                                                                                      2,042,442
                                                                                                                     ----------
INDUSTRIAL (22.4%)
   AEROSPACE & DEFENSE (3.0%)
   Lockheed Martin Corp.                                      6.85%      5/15/01                 A3       47,000         48,047
   Rockwell International Corp.                              7.625%      2/17/98                 A1       55,000         55,597
   Rockwell International Corp.                              8.875%      9/15/99                 A1       33,860         35,759

   BASIC INDUSTRIES (0.2%)
   Allied Corp.                                               0.00%      9/15/98                 A2        7,500          7,037

   CABLE (1.1%)
   Cox Communications, Inc.                                  6.375%      6/15/00               Baa2       37,000         37,130
   Cox Communications, Inc. PATS                              5.34%      6/15/99  (4)          Baa2       12,500         12,335

   CHEMICALS (1.4%)
   Praxair, Inc.                                              6.70%      4/15/01                 A3       50,000         50,692
   Union Carbide Corp.                                        7.00%       8/1/99               Baa2       12,315         12,492

   COMPUTERS & ELECTRONIC EQUIPMENT (1.6%)
   CSC Enterprises                                            6.50%     11/15/01  (4)            A3       25,000         25,209
   CSC Enterprises                                            6.80%      4/15/99  (4)            A3       21,500         21,793
   Electronic Data Systems Corp.                              6.85%      5/15/00  (4)            A1       18,000         18,325
   Seagate Technology Inc.                                   7.125%       3/1/04               Baa3       10,000         10,199

   CONSUMER GOODS & SERVICES (2.2%)
   The Coca-Cola Co.                                         7.875%      9/15/98                Aa3       18,000         18,426
   The Walt Disney Co.                                       6.375%      3/30/01                 A2       33,000         33,281
   Sara Lee Corp.                                             5.70%      7/14/00                 A1        5,000          4,952
   Sara Lee Corp.                                             6.50%      5/16/00                 A1       15,000         15,171
   Sara Lee Corp.                                             6.70%       9/9/99                 A1       10,000         10,141
   Sara Lee Corp.                                             7.75%       2/3/00                 A1       18,700         19,435

   ENERGY & RELATED GOODS & SERVICES (2.7%)
   Halliburton Co.                                            6.30%       8/5/02                 A2       26,250         26,250
   Mobil Corp. ESOP                                           9.17%      2/29/00  (1)           Aa2       46,576         48,558
   Occidental Petroleum Corp.                                 6.75%      9/16/99               Baa2        6,000          6,060
   Occidental Petroleum Corp.                                 8.50%      11/9/01               Baa2       10,000         10,744
   Phillips Petroleum Co.                                     8.00%      4/12/99                 A3        4,000          4,131
   Texaco Capital Corp.                                       8.65%      1/30/98                 A1       16,750         16,994
   Texaco Capital Corp.                                       9.00%     11/15/97                 A1        8,000          8,076
   Union Oil of California                                    8.97%       3/6/98               Baa1        6,000          6,105

   FOOD & LODGING (0.2%)
   McDonald's Corp.                                          8.375%     10/29/99                Aa2        8,550          8,971


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
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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
SHORT-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   GROCERY STORES (0.9%)
   Food Lion, Inc.                                            8.41%      9/26/01                 A3  $     5,000    $     5,405
   Safeway, Inc.                                              9.61%       6/1/03               Baa2       31,000         35,470

   MEDIA & ENTERTAINMENT (2.4%)
   R.R. Donnelley & Sons Co.                                  7.27%     10/20/97                 A1       15,000         15,054
   R.R. Donnelley & Sons Co.                                  7.96%      11/8/99                 A1       15,000         15,578
   Gannett Co.                                                5.25%       3/1/98                 A2       40,000         39,928
   Knight-Ridder, Inc.                                        8.50%       9/1/01  (1)            A3       17,025         17,977
   News America Holdings Inc.                                9.125%     10/15/99               Baa3       23,095         24,478

   METAL (0.3%)
   CBI Industries                                             7.53%      8/26/99                 A3       15,000         15,384

   PAPER (0.5%)
   James River Corp.                                          7.65%     12/26/00               Baa3       10,000         10,415
   James River Corp.                                         8.375%     11/15/01               Baa3       12,220         13,099

   RETAIL (0.7%)
   J.C. Penney & Co., Inc.                                   5.375%     11/15/98                 A2       13,350         13,286
   J.C. Penney & Co., Inc.                                    7.25%       4/1/02                 A2        5,000          5,196
   Sears, Roebuck & Co.                                       9.25%      4/15/98                 A2       13,100         13,417

   TRANSPORTATION (4.4%)
   CSX Corp.                                                  7.05%       5/1/02  (4)          Baa2       31,000         31,876
   Federal Express Corp.                                     9.875%       4/1/02               Baa2        8,195          9,313
   Federal Express Corp.                                     10.00%       9/1/98               Baa2       24,875         25,879
   Federal Express Corp.                                     10.00%      4/15/99               Baa2        6,255          6,648
   Hertz Corp.                                                6.50%       4/1/00                 A3        5,000          5,044
   Hertz Corp.                                                8.30%       2/2/98                 A3       19,500         19,755
   Norfolk Southern Corp.                                    6.875%       5/1/01               Baa1      100,000        102,303
   Union Pacific Railroad Co. (Equipment Trust Certificate)   6.99%     12/24/99  (1)           Aa3        4,947          4,996

   OTHER (0.8%)
   General Electric Co.                                      7.875%      9/15/98                Aaa       15,000         15,359
   Minnesota Mining & Manufacturing Co.                       6.25%      3/29/99                Aaa       22,275         22,428
                                                                                                                     ----------
                                                                                                                      1,040,198
                                                                                                                     ----------
UTILITIES (7.5%)
Baltimore Gas & Electric Co.                                  6.68%     10/11/01                 A2       16,000         16,256
Duquesne Light Co.                                            6.15%      2/12/98               Baa1        5,000          5,005
Edison Mission Energy Funding Corp.                           6.77%      9/15/03  (1)(4)       Baa1       21,320         21,539
Florida Gas Transmission                                      7.75%      11/1/97  (4)          Baa2        6,000          6,024
Florida Gas Transmission                                      8.14%      11/1/99  (4)          Baa2       10,000         10,432
Florida Power & Light Corp.                                   5.50%       7/1/99                Aa3       20,600         20,439
GTE North Inc.                                                5.50%      2/15/99                 A1       18,175         18,079
GTE Northwest, Inc.                                          7.375%       5/1/01                 A2        4,000          4,151
GTE Southwest Inc.                                            5.82%      12/1/99                 A2       18,650         18,530
Idaho Power Co.                                               5.33%       9/1/98                 A2        4,500          4,478
Indiana Michigan Power Co.                                    6.40%       3/1/00               Baa1       20,000         19,994
Kansas City Power & Light Co.                                 6.50%     11/14/01                 A1        5,000          5,033
Kern River Funding Corp.                                      6.42%      3/31/01  (4)            A2       14,511         14,577
MCI Communications Corp.                                      6.25%      3/23/99                 A2       12,000         12,068
MCN Investment Corp.                                          6.03%       2/1/01               Baa2        4,000          3,973
MCN Investment Corp.                                          6.82%      5/13/99               Baa2       28,000         28,379
Nevada Power Co.                                              7.06%       5/1/00               Baa2       12,000         12,247
NYNEX Corp. Capital Funding                                   8.10%      11/1/99                 A2        5,070          5,282
NYNEX Corp. Capital Funding                                   8.11%      11/1/99                 A2       15,000         15,631
NYNEX Credit Co.                                              6.50%      9/15/00  (4)            A3       30,000         30,247
Progress Capital Holdings                                     6.88%       8/1/01  (4)            A2       20,000         20,361
Public Service Electric & Gas                                 6.50%       6/1/00                 A3       28,000         28,253


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
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
                                                             COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Texas Utilities Co.                                          6.375%       8/1/97               Baa1   $    5,000     $    4,999
Texas Utilities Co.                                           9.50%       8/1/99               Baa1        8,500          8,992
United Telecom                                                9.75%       4/1/00                 A3       10,550         11,460
                                                                                                                     ----------
                                                                                                                        346,429
                                                                                                                     ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,778,959)                                                                                                  3,820,283
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.8%)
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                              6.92%      1/25/12  (1)                     15,000         15,219
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      5.50%      10/1/00  (1)                     22,622         22,319
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.00%       9/1/98  (1)                     11,919         11,918
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.00%      12/1/99  (1)                     14,042         14,015
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.00%       1/1/01  (1)                     26,928         26,856
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.00%       2/1/01  (1)                     87,275         86,978
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.00%       7/1/01  (1)                     42,065         41,922
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      6.50%      10/1/99  (1)                     11,958         12,055
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      7.00%       2/1/00  (1)                      5,914          6,000
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      7.00%       3/1/00  (1)                     20,885         21,191
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      7.00%       5/1/00  (1)                     22,471         22,754
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)      7.00%       6/1/01  (1)                     15,704         15,924
Federal National Mortgage Assn.                               6.70%      8/10/01                          50,140         50,718
Federal National Mortgage Assn. (Pooled Mortgage Notes)       6.00%       1/1/01  (1)                     27,196         27,112
Federal National Mortgage Assn. (Pooled Mortgage Notes)       6.00%       6/1/01  (1)                      8,325          8,300
Federal National Mortgage Assn. (Pooled Mortgage Notes)       8.00%       6/1/99  (1)                      5,417          5,505
Government Export Trust (U.S. Government Guaranteed)          4.85%      11/1/97  (1)                      2,200          2,196
Government Export Trust (U.S. Government Guaranteed)          6.61%      9/15/99  (1)                      4,375          4,406
U.S. Treasury Note                                           5.875%      2/15/04                          14,000         13,942
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $410,674)                                                                                                      409,330
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED)(6.6%)
--------------------------------------------------------------------------------------------------------------------------------
Province of Alberta                                           9.20%      11/1/97  (3)           Aa2       23,000         23,198
Bank of Nova Scotia                                           9.00%      10/1/99                 A1       12,394         13,112
Bayerische Landesbank Girozentrale                           5.625%      2/26/01                Aaa       16,000         15,724
Bayerische Landesbank Girozentrale                           6.375%      8/31/00                Aaa       50,000         50,460
Export-Import Bank Korea                                      6.50%      5/15/00                 A1       16,000         16,075
KFW International Finance, Inc.                              9.125%      5/15/01                Aaa        7,995          8,797
Korean Development Bank                                       6.50%     11/15/02                 A1       30,000         29,986
Province of Manitoba                                          6.00%     10/15/97                 A1       30,000         30,029
Province of Manitoba                                         6.125%      5/28/98                 A1       20,000         20,083
Province of Manitoba                                          7.75%       2/1/02                 A1        7,310          7,746
Province of Manitoba                                          8.75%      5/15/01                 A1        7,000          7,608
Province of Manitoba                                          9.50%      9/15/98                 A1       10,000         10,402
Province of Manitoba                                         9.625%      3/15/99                 A1       10,000         10,574
National Australia Bank (NY)                                  9.70%     10/15/98                 A1       12,150         12,696
Noranda, Inc.                                                 8.00%       6/1/03               Baa2       20,000         21,361
Noranda, Inc.                                                8.625%      7/15/02               Baa2       15,000         16,359
Placer Dome Inc.                                              6.14%      1/29/02               Baa2       15,000         14,760
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $304,882)                                                                                                      308,970
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.1%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $96,423)                                             5.82%       8/1/97                          96,423         96,423
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $4,590,938)                                                                                                  4,635,006
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                                                                             (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                          $  139,952
Liabilities--Note F                                                                                                    (126,135)
                                                                                                                     -----------
                                                                                                                         13,817
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 429,846,628 outstanding $.001 par value shares
   (authorized 1,700,000,000 shares)                                                                                 $4,648,823
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $10.82
================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Notes.
(3) Securities with a value of $4,034,000 have been segregated as initial margin for open futures contracts.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $490,948,000 representing 10.6% of net assets.
PATS--Putable Asset Trust Securities.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $4,639,137        $10.79
 Undistributed Net Investment Income                                                                           --            --
 Accumulated Net Realized Losses--Note D                                                                  (29,634)         (.06)
 Unrealized Appreciation (Depreciation)--Note E
    Investment Securities                                                                                  44,068           .10
    Futures Contracts                                                                                      (4,748)         (.01)
================================================================================================================================
 NET ASSETS                                                                                            $4,648,823        $10.82
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                             COUPON         DATE                  (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (95.0%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                                  10.375%     11/15/12 (2)       $   209,650     $   275,525
U.S. Treasury Bonds                                                   10.75%      5/15/03                67,100          82,719
U.S. Treasury Bonds                                                  11.125%      8/15/03                 9,000          11,334
U.S. Treasury Bonds                                                  11.625%     11/15/04                27,300          36,235
U.S. Treasury Bonds                                                  11.875%     11/15/03                20,700          27,035
U.S. Treasury Inflation-Indexed Note                                  3.375%      1/15/07                25,869          25,457
U.S. Treasury Inflation-Indexed Note                                  3.625%      7/15/02                12,996          13,008
U.S. Treasury Notes                                                   6.625%      7/31/01                59,700          61,296
U.S. Treasury Notes                                                    7.25%      5/15/04               205,184         219,710
U.S. Treasury Notes                                                    7.25%      8/15/04                76,000          81,463
U.S. Treasury Notes                                                    7.50%      2/15/05                61,500          66,986
U.S. Treasury Notes                                                    7.75%     12/31/99                 7,506           7,839
U.S. Treasury Notes                                                   7.875%     11/15/04               150,200         166,643
Government Export Trust (U.S. Government Guaranteed)                   6.00%      3/15/05 (1)            16,146          16,021
Government Export Trust (U.S. Government Guaranteed)                   7.46%     12/15/05 (1)            28,457          29,707
Government Export Trust (U.S. Government Guaranteed)                   8.21%     12/29/06 (1)            27,458          29,874
Guaranteed Trade Trust (U.S. Government Guaranteed)                    7.02%       9/1/04 (1)            13,281          13,629
Guaranteed Trade Trust (U.S. Government Guaranteed)                    7.39%      6/26/06 (1)             4,605           4,798
Guaranteed Trade Trust (U.S. Government Guaranteed)                    7.80%      8/15/06 (1)             8,520           9,068
Guaranteed Trade Trust (U.S. Government Guaranteed)                    8.17%      1/15/07 (1)             7,125           7,737
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.735%      1/15/02 (1)            17,100          16,971
Overseas Private Investment Corp. (U.S. Government Guaranteed)         5.94%      6/20/06 (1)            18,947          18,675
Overseas Private Investment Corp. (U.S. Government Guaranteed)         6.08%      8/15/04 (1)            22,500          22,376
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.726%      9/15/10 (1)            17,000          17,257
Overseas Private Investment Corp. (U.S. Government Guaranteed)         6.75%     12/15/08 (1)            12,746          12,976
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
    (COST $1,234,003)                                                                                                 1,274,339
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.6%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $48,148)                                                      5.82%       8/1/97                48,148          48,148
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
   (COST $1,282,151)                                                                                                  1,322,487
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                              88,302
Liabilities--Note F                                                                                                     (68,963)
                                                                                                                      ---------
                                                                                                                         19,339
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 126,938,722 outstanding $.001 par value shares
   (authorized 1,250,000,000 shares)                                                                                 $1,341,826
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                                $10.57
================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Securities with a value of $2,628,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT            PER
                                                                                                           (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                      $1,339,282         $10.55
 Undistributed Net Investment Income                                                                          --             --
 Accumulated Net Realized Losses--Note D                                                                 (33,571)          (.26)
 Unrealized Appreciation (Depreciation)--Note E
    Investment Securities                                                                                 40,336            .31
    Futures Contracts                                                                                     (4,221)          (.03)
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                           $1,341,826         $10.57
================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                       COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.5%)
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (1.3%)
Citibank Credit Card Master Trust                            6.70%      2/15/04  (1)            A2      $ 5,000      $    5,058
Ford Credit Auto Loan Master Trust                           6.50%      8/15/02  (1)           Aaa        4,000           4,042
                                                                                                                     ----------
                                                                                                                          9,100
                                                                                                                     ----------
FINANCE (40.8%)
   AUTOMOBILE (0.5%)
   Ford Motor Credit Corp.                                  5.898%      11/1/97  (2)            A1        1,000           1,000
   Ford Motor Credit Corp.                                   7.50%      1/15/03                 A1        1,000           1,051
   Ford Motor Credit Corp.                                   7.75%     11/15/02                 A1        1,000           1,061

   BANKS (11.3%)
   Banc One Corp.                                           9.875%       3/1/09                 A1        3,690           4,591
   The Bank of New York Co., Inc.                           6.625%      6/15/03                 A2        5,000           5,046
   Chase Manhattan Corp.                                    8.625%       5/1/02                 A1        5,000           5,457
   CoreStates Capital Corp.                                  6.75%     11/15/06                 A2       10,000          10,044
   CoreStates Captial Corp.                                 9.625%      2/15/01                 A2        2,500           2,763
   First Bank N.A.                                           6.00%     10/15/03                 A1        4,200           4,101
   First Bank System, Inc.                                  6.875%      9/15/07                 A2        5,000           5,077
   First Interstate Bancorp                                10.875%      4/15/01                 A2        1,000           1,149
   Meridian Bancorp, Inc.                                   6.625%      3/15/03                 A2        3,000           3,029
   PNC Funding Corp.                                        9.875%       3/1/01                 A3        5,000           5,566
   Southern National Corp.                                   7.05%      5/23/03                 A3       10,000          10,246
   Summit Bancorp                                           8.625%     12/10/02               Baa1        5,775           6,326
   Summit Bank                                               6.75%      6/15/03                 A3        5,510           5,567
   Wells Fargo & Co.                                        6.875%       4/1/06                 A2       10,000          10,143

   CONSUMERS (2.9%)
   Norwest Financial, Inc.                                  6.625%      7/15/04                Aa3        5,000           5,054
   Norwest Financial, Inc.                                   7.20%       5/1/07                Aa3        5,000           5,226
   Norwest Financial, Inc.                                   7.50%      4/15/05                Aa3        5,000           5,301
   Sears Roebuck & Co. Acceptance Corp.                      6.80%      10/9/02                 A2        5,000           5,092

   DIVERSIFIED (4.0%)
   Associates Corp. of North America                         5.75%     10/15/03                Aa3        5,000           4,834
   Associates Corp. of North America                         7.54%      4/14/04                Aa3        3,000           3,172
   Associates Corp. of North America                        7.875%      9/30/01                Aa3        2,000           2,117
   Finova Capital Corp.                                      6.75%     11/15/04               Baa1        5,000           5,061
   General Electric Capital Corp.                            8.50%      7/24/08                Aaa        6,100           7,050
   General Electric Capital Corp.                            8.70%      2/15/03                Aaa        1,000           1,111
   Pitney Bowes, Inc. Credit Corp.                          6.625%       6/1/02                Aa3        5,000           5,079

   INSURANCE (7.8%)
   Conseco Inc.                                             10.50%     12/15/04                Ba1        5,000           6,035
   Harleysville Group                                        6.75%     11/15/03               Baa2        7,500           7,537
   Horace Mann Educators Corp.                              6.625%      1/15/06               Baa2        3,500           3,447
   NAC Re Corp.                                              7.15%     11/15/05               Baa1        5,000           5,126
   Orion Capital Corp.                                      9.125%       9/1/02               Baa2        6,500           7,212
   RGA Reinsurance Group of America Inc.                     7.25%       4/1/06  (4)            A3       10,000          10,290
   Travelers/Aetna Property Casualty Corp.                   6.75%      4/15/01                 A1        5,000           5,086
   USF&G Corp.                                              7.125%       6/1/05               Baa2        5,000           5,114
   USF&G Corp.                                              8.375%      6/15/01               Baa2        5,000           5,323

   OTHER (14.3%)
   Alex Brown, Inc.                                         7.625%      8/15/05               Baa2        8,000           8,436
   Associated Estates Realty Corp.                           6.88%      12/9/04               Baa3        2,000           2,028
   BRE Properties, Inc.                                      7.20%      6/15/07               Baa2        2,000           2,049
   Bear Stearns Cos., Inc.                                   7.00%       3/1/07                 A2        5,000           5,068
   Camden Property Trust                                    7.172%      6/20/04               Baa3        3,000           3,073
   Colonial Realty LP                                        6.96%      7/26/04               Baa3        3,000           3,030


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
                                                            COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   Evans Withycombe Residential, Inc.                        7.50%      4/15/04               Baa3   $    3,000     $     3,108
   First Industrial LP                                       7.60%      5/15/07               Baa2        3,000           3,149
   Goldman Sachs Group                                       7.20%       3/1/07  (4)            A1        5,000           5,179
   Goldman Sachs Group                                       7.80%      7/15/02  (4)            A1        5,000           5,294
   JDN Realty Corp.                                          6.80%       8/1/04               Baa3        3,500           3,498
   Kimco Realty Corp.                                        6.50%      10/1/03                 A3        5,000           4,988
   Merry Land & Investment Co., Inc.                        6.875%      11/1/04               Baa2        2,000           2,018
   Merry Land & Investment Co., Inc.                         6.90%       8/1/07               Baa2        5,000           5,032
   Morgan Stanley Group                                     9.375%      6/15/01                 A1        1,000           1,105
   New Plan Realty Trust                                     7.35%      6/15/07                 A2        3,000           3,147
   Oasis Residential, Inc.                                   7.25%     11/15/06               Baa3        2,500           2,565
   Post Apartment Homes LP                                   7.25%      10/1/03               Baa1        2,000           2,067
   Realty Income Corp.                                       7.75%       5/6/07               Baa3        3,000           3,154
   Security Capital Pacific Trust                           7.375%     10/15/06               Baa2        3,000           3,124
   Shurgard Storage Centers, Inc.                            7.50%      4/25/04               Baa2        3,000           3,131
   Simon DeBartolo Group, Inc.                              6.875%     11/15/06               Baa1        3,000           3,016
   Simon DeBartolo PATS                                      6.75%     11/15/03  (4)          Baa1        3,000           3,007
   Smith Barney Holdings, Inc.                              6.875%      6/15/05                 A2        5,000           5,064
   Topaz Ltd.                                                6.92%      3/10/07  (1)(4)         A1       11,700          11,878
   United Dominion Realty Trust, Inc.                        7.25%      1/15/07               Baa1        3,000           3,101
                                                                                                                     ----------
                                                                                                                        286,793
                                                                                                                     ----------
INDUSTRIAL (28.4%)
   AEROSPACE & DEFENSE (1.4%)
   The Boeing Co.                                            8.10%     11/15/06                Aa3        2,000           2,236
   Lockheed Martin Corp.                                     7.25%      5/15/06                 A3        5,000           5,250
   Rockwell International Corp.                             8.375%      2/15/01                 A1        2,361           2,526

   AUTOMOTIVE (0.8%)
   General Motors Corp.                                     8.875%      6/11/01                 A3        1,000           1,088
   General Motors Corp.                                      9.22%      7/18/01                 A3        1,000           1,102
   General Motors Corp.                                     9.625%      12/1/00                 A3        3,000           3,307

   CABLE (0.3%)
   Cox Communications, Inc.                                  6.50%     11/15/02               Baa2        2,000           2,011

   CHEMICALS (1.2%)
   Eastman Chemical Co.                                     6.375%      1/15/04                 A3        1,500           1,493
   Hoechst-Celanese                                         6.125%       2/1/04                 A2        2,000           1,970
   Praxair, Inc.                                             6.70%      4/15/01                 A3        5,000           5,069

   COMPUTERS & ELECTRONIC EQUIPMENT (3.6%)
   Applied Materials, Inc.                                   8.00%       9/1/04                 A3        2,000           2,160
   Electronic Data Systems Corp.                             6.85%      5/15/00  (4)            A1        5,000           5,090
   Lucent Technologies Inc.                                  7.25%      7/15/06                 A2        5,000           5,274
   Seagate Technology, Inc.                                  7.45%       3/1/37               Baa3       10,000          10,463
   Tektronix                                                 7.50%       8/1/03               Baa3        2,000           2,079

   CONSUMER GOODS & SERVICES (4.4%)
   American Stores Co.                                      9.125%       4/1/02               Baa2        4,000           4,427
   Anheuser-Busch Cos., Inc.                                 6.75%       6/1/05                 A1        2,000           2,022
   Anheuser-Busch Cos., Inc.                                 7.10%      6/15/07                 A1       10,000          10,384
   The Walt Disney Co.                                      6.375%      3/30/01                 A2        5,000           5,043
   Levi Strauss & Co.                                        6.80%      11/1/03  (4)          Baa2        4,000           4,068
   Sara Lee Corp.                                            5.70%      7/14/00                 A1        5,000           4,952

   ENERGY & RELATED GOODS & SERVICES (2.7%)
   Halliburton Co.                                           6.30%       8/5/02                 A2       10,000          10,000
   Phillips Petroleum Co.                                    9.00%       6/1/01                 A3        1,000           1,094
   Texaco Capital, Inc.                                      8.50%      2/15/03                 A1        5,000           5,514
   Western Atlas, Inc.                                      7.875%      6/15/04                 A3        2,000           2,158


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                       COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   FOOD & LODGING (0.5%)
   IBP, Inc.                                                6.125%       2/1/06                 A3    $   4,000     $     3,875

   GROCERY STORES (3.7%)
   Food Lion, Inc.                                           7.55%      4/15/07                 A3        7,000           7,422
   Great Atlantic & Pacific Tea Co.                          7.75%      4/15/07               Baa3        3,000           3,176
   Kroger Co.                                                8.15%      7/15/06               Baa3        5,000           5,459
   Safeway, Inc.                                             9.61%       6/1/03               Baa2        9,000          10,298

   HEALTH CARE (4.0%)
   Cardinal Health, Inc.                                     6.00%      1/15/06                 A3        8,845           8,548
   Cardinal Health, Inc.                                     6.50%      2/15/04                 A3        3,500           3,514
   MedPartners Inc.                                         7.375%      10/1/06               Baa3        8,500           8,768
   The Upjohn Co. Employee Stock Ownership Trust             9.79%       2/1/04  (1)            A1        6,695           7,556

   METAL (0.4%)
   The Timken Co.                                            7.30%      8/13/02                 A3        2,500           2,604

   RETAIL (0.2%)
   Sears, Roebuck & Co.                                      8.52%      5/13/02                 A2        1,000           1,091

   TRANSPORTATION (5.2%)
   Burlington Northern Railroad Co. Equipment Trust          7.33%      6/23/10  (1)           Aa3        4,905           5,152
   CSX Corp.                                                 9.50%       8/1/00               Baa2        1,000           1,087
   Delta Airlines, Inc. Pass-Through Trust                  7.541%     10/11/11  (1)          Baa1        4,793           4,952
   Delta Airlines, Inc. Pass-Through Trust                   8.54%       1/2/07               Baa1        2,922           3,169
   Jet Equipment Trust                                       7.63%      8/15/12  (1)(4)         A1        2,877           3,048
   Norfolk Southern Corp.                                   6.875%       5/1/01               Baa1        5,000           5,115
   Northwest Airlines Corp. Pass-Through Trust               8.07%       1/2/15  (1)          Baa1       11,402          12,426
   Union Pacific Railroad Co. Equipment Trust                6.12%       2/1/04                Aa3        2,000           1,964
                                                                                                                    ------------
                                                                                                                        200,004
                                                                                                                    ------------
UTILITIES (8.0%)
Baltimore Gas & Electric Co.                                 6.25%      12/8/05                 A2        5,000           4,921
Baltimore Gas & Electric Co.                                 6.70%      12/1/06                 A2        4,000           4,043
Chesapeake & Potomac Telephone Co. (MD)                      6.00%       5/1/03                Aa2        4,604           4,534
Cleveland Electric/Toledo Edison                             7.13%       7/1/07  (4)           Aaa        4,000           4,163
GTE Northwest, Inc.                                         7.375%       5/1/01                 A2        4,000           4,151
Kansas City Power & Light Co.                                6.50%     11/14/01                 A1        5,000           5,033
MCI Communications Corp.                                     7.50%      8/20/04                 A2        1,500           1,594
Nipsco Capital Markets                                       7.39%       4/1/04               Baa1        6,000           6,263
Pennsylvania Power & Light Co.                              6.875%       3/1/04                 A3        5,000           5,122
Progress Capital Holdings                                    7.45%       9/1/03  (4)            A2       10,000          10,455
Southwestern Bell Telephone                                  5.77%     10/14/03                Aa3        6,000           5,846
                                                                                                                    ------------
                                                                                                                         56,125
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $537,253)                                                                                                      552,022
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note
   (COST $9,805)                                             6.25%      2/28/02                          10,000          10,141
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED)(11.8%)
--------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank NV (Chicago Branch)                            7.55%      6/28/06                Aa2       10,000          10,635
Aegon NV                                                     8.00%      8/15/06                 A1        4,150           4,531
Australia & New Zealand Banking Group                        7.55%      9/15/06                 A1        9,500          10,030
Bayer Corp.                                                  6.50%      10/1/02  (4)           Aa2        6,000           6,077
Bayerische Landesbank-NY                                    6.375%     10/15/05                Aaa        5,000           4,993
CEZ Finance B. V.                                           7.125%      7/15/07               Baa1        6,000           6,079
Enersis SA                                                   6.90%      12/1/06               Baa1        5,000           5,036
Hutchison Whampoa Finance Ltd.                               6.95%       8/1/07  (4)            A3        3,000           3,038
Korean Development Bank                                      7.25%      5/15/06                 A1        5,000           5,109

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
                                                            COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                         7.75%       2/1/02  (3)            A1    $   4,000     $     4,238
Province of Manitoba                                         8.75%      5/15/01                 A1        3,000           3,260
Placer Dome, Inc.                                           7.125%      5/15/03               Baa2        5,000           5,122
Santander Financial Issuances Ltd.                           7.00%       4/1/06                 A1        5,000           5,089
Swiss Bank Corp.                                             6.75%      7/15/05                Aa2        5,000           5,057
Union Bank of Switzerland (NY Branch)                        7.25%      7/15/06                Aa1        5,000           5,229
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $81,222)                                                                                                        83,523
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $62,465)                                            5.82%       8/1/97                          62,465          62,465
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
   (COST $690,745)                                                                                                      708,151
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                               29,664
Liabilities--Note F                                                                                                      (34,192)
                                                                                                                        --------
                                                                                                                         (4,528)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 70,892,263 outstanding $.001 par value shares
   (authorized 1,250,000,000 shares)                                                                                   $703,623
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $9.93
================================================================================================================================


*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Notes.
(3) Securities with a value of $2,119,000 have been segregated as initial margin for open futures contracts.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $71,587,000, representing 10.2% of net assets.
PATS--Putable Asset Trust Securities.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT            PER
                                                                                                           (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                        $687,698          $9.70
 Undistributed Net Investment Income                                                                          --             --
 Accumulated Net Realized Gains                                                                              101             --
 Unrealized Appreciation (Depreciation)--Note E
    Investment Securities                                                                                 17,406            .25
    Futures Contracts                                                                                     (1,582)          (.02)
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                             $703,623          $9.93
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE           MARKET
                                                                                 MATURITY               AMOUNT           VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                                     COUPON         DATE                (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.3%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                                  6.625%      2/15/27           $     7,000      $    7,303
U.S. Treasury Bonds                                                   6.75%      8/15/26                15,050          15,875
U.S. Treasury Bonds                                                  7.125%      2/15/23                21,700          23,740
U.S. Treasury Bonds                                                  7.875%      2/15/21               204,152         241,073
U.S. Treasury Bonds                                                  8.125%      8/15/19                97,515         117,583
U.S. Treasury Bonds                                                  8.875%      8/15/17               135,750         174,226
U.S. Treasury Bonds                                                  8.875%      2/15/19               122,110         157,745
U.S. Treasury Bonds                                                  9.875%     11/15/15                33,800          46,674
U.S. Treasury Bonds                                                 10.375%     11/15/12 (1)            51,250          67,353
U.S. Treasury Inflation-Indexed Note                                 3.375%      1/15/07                 8,792           8,651
-------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $781,377)                                                                                                     860,223
-------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.2%)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $39,109)                                                     5.82%       8/1/97                39,109          39,109
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
   (COST $820,486)                                                                                                     899,332
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.5%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                             35,240
Liabilities--Note F                                                                                                    (12,016)
                                                                                                                    -----------
                                                                                                                        23,224
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 89,597,389 outstanding $.001 par value shares
   (authorized 1,300,000,000 shares)                                                                                  $922,556
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                                               $10.30
===============================================================================================================================

*See Note A in Notes to Financial Statements.
(1) Securities with a value of $2,628,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT            PER
                                                                                                          (000)          SHARE
-------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $854,649       $   9.54
 Undistributed Net Investment Income                                                                         --             --
 Accumulated Net Realized Losses--Note D                                                                 (8,013)          (.09)
 Unrealized Appreciation (Depreciation)--Note E
    Investment Securities                                                                                78,846            .88
    Futures Contracts                                                                                    (2,926)          (.03)
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                           $922,556          $10.30
===============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
LONG-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (84.7%)
--------------------------------------------------------------------------------------------------------------------------------
FINANCE (20.2%)
   BANKS (10.0%)
   Banc One Corp.                                            7.75%      7/15/25                 A1    $  30,000     $    32,164
   Banc One Corp.                                            8.00%      4/29/27                 A1       15,000          16,521
   BankBoston Corp.                                         6.625%      12/1/05               Baa1       30,000          29,962
   Barnett Banks, Inc.                                       8.50%      1/15/07                 A3       15,000          16,829
   Citicorp                                                 7.125%       9/1/05                 A1       15,000          15,529
   Citicorp                                                 7.625%       5/1/05                 A1       10,000          10,643
   Comerica Bank                                            8.375%      7/15/24                 A2       20,000          22,216
   Fifth Third Bancorp                                       6.75%      7/15/05                 A1       20,000          20,191
   First Chicago Corp.                                      6.375%      1/30/09                 A2       15,000          14,517
   First Union Corp.                                         6.00%     10/30/08                 A2       10,000           9,420
   First Union Corp.                                         7.50%      4/15/35                 A2       11,000          12,072
   National City Bank Pennsylvania                           7.25%     10/21/11                 A1       14,000          14,510
   National City Corp.                                       7.20%      5/15/05                 A2       10,000          10,365
   NationsBank Corp.                                         7.25%     10/15/25                 A2       20,000          20,312
   NationsBank Corp.                                         7.75%      8/15/04                 A2       15,000          16,016
   NationsBank Corp.                                         7.75%      8/15/15                 A2       10,000          10,751
   Republic New York Corp.                                   9.70%       2/1/09                 A1       15,000          18,617
   SunTrust Banks, Inc.                                      6.00%      2/15/26                 A2       20,000          19,273
   Wachovia Corp.                                           6.605%      10/1/25                 A1       30,000          30,297
   Wachovia Corp.                                            6.80%       6/1/05                 A1       10,000          10,216

   DIVERSIFIED (2.0%)
   Exxon Capital Corp.                                       6.00%       7/1/05                Aaa       10,000           9,789
   General Electric Capital Corp.                           8.125%      5/15/12                Aaa       42,000          47,924
   General Electric Capital Services                         7.50%      8/21/35                Aaa       10,960          11,952

   INSURANCE (7.5%)
   Allstate Corp.                                            7.50%      6/15/13                 A2       10,000          10,542
   AMBAC, Inc.                                               7.50%       5/1/23                Aa2       20,000          20,986
   American Re Corp.                                         7.45%     12/15/26                Aa1       10,000          10,492
   CIGNA Corp.                                              7.875%      5/15/27                 A3       25,000          26,765
   General Electric Global Insurance Holdings                7.00%      2/15/26                Aa1       50,000          50,496
   General Re Corp.                                          9.00%      9/12/09                Aa1       15,000          17,949
   John Hancock                                             7.375%      2/15/24  (2)            A1       15,250          15,384
   Liberty Mutual Group                                      8.50%      5/15/25  (2)            A2       15,000          17,023
   Lumbermans Mutual Casualty                                9.15%       7/1/26  (2)          Baa1       25,000          29,100
   MBIA Inc.                                                 7.00%     12/15/25                Aa2        7,550           7,596
   Metopolitan Life Insurance Co.                            7.80%      11/1/25  (2)            A1       15,000          15,815
   Transamerica Corp.                                       9.375%       3/1/08                 A2       10,000          11,949
   Travelers Property Casualty Corp.                         7.75%      4/15/26                 A1       25,000          26,816

   OTHER (0.7%)
   U S WEST Capital Funding, Inc.                            7.30%      1/15/07               Baa1       25,000          25,995
                                                                                                                    ------------
                                                                                                                        706,994
                                                                                                                    ------------
INDUSTRIAL (47.9%)
   AEROSPACE & DEFENSE (2.7%)
   Lockheed Martin Corp.                                     7.65%       5/1/16                 A3       35,000          37,618
   Northrop Grumman Corp.                                   9.375%     10/15/24               Baa3       20,000          23,583
   Raytheon Co.                                             7.375%      7/15/25               Baa1       35,000          35,186

   AUTOMOTIVE (5.1%)
   Chrysler Corp.                                            7.45%       3/1/27                 A3       25,000          25,980
   Eaton Corp.                                               6.50%       6/1/25                 A2       10,000          10,172
   Eaton Corp.                                              7.625%       4/1/24                 A2       15,000          16,086
   Ford Motor Co.                                           8.875%      1/15/22                 A1       40,000          48,396
   General Motors Corp.                                      7.40%       9/1/25                 A3       30,000          31,125
   General Motors Corp.                                      7.70%      4/15/16                 A3       10,000          10,799
   General Motors Corp.                                      9.40%      7/15/21                 A3       20,000          25,259
   Johnson Controls, Inc.                                    8.20%      6/15/24                 A2       10,000          10,828

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
LONG-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   BASIC INDUSTRIES (3.6%)
   Browning-Ferris Industries, Inc.                         6.375%      1/15/08                 A3    $  15,000      $   14,645
   Fluor Corp.                                               6.95%       3/1/07                 A2       20,000          20,686
   Hubbell Inc.                                             6.625%      10/1/05                 A2       10,000          10,132
   Morton International, Inc.                                9.25%       6/1/20                 A1       10,000          12,722
   PPG Industries, Inc.                                     6.875%      2/15/12                 A1       10,200          10,418
   PPG Industries, Inc.                                      9.00%       5/1/21                 A1        9,750          12,017
   Parker-Hannifin Corp.                                     7.30%      5/15/11                 A2       20,000          21,208
   Worthington Industries Inc.                              7.125%      5/15/06                 A3       24,525          25,513

   CHEMICALS (6.4%)
   ARCO Chemical Co.                                         9.80%       2/1/20                 A3       25,000          32,769
   Air Products & Chemicals, Inc.                           7.375%       5/1/05                 A2       15,000          15,867
   Air Products & Chemicals, Inc.                            8.75%      4/15/21                 A2       12,550          15,055
   E.I. du Pont de Nemours & Co.                             8.25%      1/15/22                Aa3       35,000          38,129
   Eastman Chemical Co.                                      7.25%      1/15/24                 A3       20,000          20,284
   Eastman Chemical Co.                                      7.60%       2/1/27                 A3       20,000          21,126
   Monsanto Co.                                              8.20%      4/15/25                 A1       20,000          21,547
   Monsanto Co.                                             8.875%     12/15/09                 A1       20,000          23,871
   Rohm & Haas Co.                                           9.80%      4/15/20  (1)            A1        5,000           6,271
   Union Tank Car Co.                                       7.125%       2/1/07                 A2       15,000          15,538
   Witco Corp.                                              6.875%       2/1/26                 A3       15,000          14,537

   COMPUTERS & ELECTRONIC EQUIPMENT (2.7%)
   International Business Machines Corp.                     7.00%     10/30/25                 A1       40,000          40,192
   Motorola, Inc.                                            7.50%      5/15/25                Aa3       50,000          54,009

   CONSUMER GOODS & SERVICES (4.0%)
   Johnson & Johnson                                         8.72%      11/1/24                Aaa       30,000          34,568
   Philips Electronics NV                                    7.75%      5/15/25                 A3       18,275          19,359
   Procter & Gamble Co.                                      6.45%      1/15/26                Aa2        7,500           7,144
   Procter & Gamble Co.                                      8.50%      8/10/09                Aa2       10,000          11,638
   Procter & Gamble Co. ESOP                                 9.36%       1/1/21  (1)           Aa2       35,000          44,104
   Whirlpool Corp.                                           9.10%       2/1/08               Baa1       20,000          23,587

   ENERGY & RELATED GOODS & SERVICES (4.6%)
   Husky Oil Ltd.                                            7.55%     11/15/16               Baa3       20,000          20,849
   Mobil Corp.                                              8.625%      8/15/21                Aa2       22,000          26,916
   Petro-Canada                                             7.875%      6/15/26                 A3        7,760           8,544
   Phillips Petroleum Co.                                    9.18%      9/15/21                 A3       25,000          28,452
   Talisman Energy, Inc.                                    7.125%       6/1/07               Baa1       20,000          20,296
   Texaco Capital, Inc.                                     8.625%     11/15/31                 A1       13,000          15,870
   Texaco Capital, Inc.                                      9.75%      3/15/20                 A1       17,000          22,482
   United Technologies Corp.                                8.875%     11/15/19                 A2       15,000          18,207

   FOOD & LODGING (1.9%)
   CPC International, Inc.                                   6.15%      1/15/06                 A2       20,000          19,685
   CPC International, Inc.                                   7.25%     12/15/26                 A2       13,000          13,518
   McDonald's Corp.                                          7.05%     11/15/25                Aa2       23,275          23,188
   McDonald's Corp.                                         7.375%      7/15/33                Aa2        8,500           8,825

   HEALTH CARE (3.8%)
   Baxter International, Inc.                                7.65%       2/1/27                 A3       25,000          26,820
   Bristol-Myers Squibb Co.                                  6.80%     11/15/26                Aaa       30,000          30,264
   Eli Lilly & Co.                                          7.125%       6/1/25                Aa3       45,000          46,928
   Merck & Co.                                               6.30%       1/1/26                Aaa       30,000          28,556

   MEDIA & ENTERTAINMENT (3.2%)
   The Walt Disney Co.                                       6.75%      3/30/06                 A2       25,000          25,500
   New York Times Co.                                        8.25%      3/15/25                 A1       30,000          33,056
   News America Holdings Inc.                                8.00%     10/17/16               Baa3       30,000          31,478
   Tribune Co.                                              6.875%      11/1/06                 A3       20,000          20,461

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
                                                            COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
   PAPER (6.3%)
   Georgia-Pacific Corp.                                    8.625%      4/30/25               Baa2    $  10,000      $   10,775
   Georgia-Pacific Corp.                                     9.50%      5/15/22               Baa2       10,000          11,164
   Georgia-Pacific Corp.                                    9.875%      11/1/21               Baa2       30,000          33,964
   International Paper Co.                                  6.875%      11/1/23                 A3       10,000           9,756
   International Paper Co.                                  8.125%      6/15/24                 A3       30,000          32,151
   Mead Corp.                                               8.125%       2/1/23                 A3       15,000          15,882
   Mead Corp.                                                7.35%       3/1/17                 A3       10,350          10,766
   Tenneco Inc.                                             7.625%      6/15/17               Baa1       20,000          21,020
   Tenneco Inc.                                             7.875%      4/15/27               Baa1       20,000          21,566
   Westvaco Corp.                                            9.75%      6/15/20                 A1       15,000          19,502
   Weyerhaeuser Co.                                          8.50%      1/15/25                 A2       30,000          35,084

   RETAIL (0.5%)
   J.C. Penney Co., Inc.                                     7.95%       4/1/17                 A2       15,000          16,322

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                       6.375%     12/15/05               Baa2       12,500          12,267
   CSX Corp.                                                 7.95%       5/1/27  (2)          Baa2       25,750          28,272
   Union Pacific Corp.                                       7.00%       2/1/16               Baa2       20,000          19,939
   United Parcel Service                                    8.375%       4/1/20                Aaa       40,000          47,328
                                                                                                                    ------------
                                                                                                                      1,677,621
                                                                                                                    ------------
UTILITIES (16.6%)
AT&T Corp.                                                  8.625%      12/1/31                Aa3       30,000          33,173
BellSouth Telecommunications                                 7.00%      10/1/25                Aaa       10,000          10,274
BellSouth Telecommunications                                 7.50%      6/15/33                Aaa       35,000          36,202
Cincinnati Gas & Electric Co.                                6.90%       6/1/25               Baa1       16,000          16,481
Coastal Corp.                                                7.75%     10/15/35               Baa3       20,000          21,286
Coastal Corp.                                               9.625%      5/15/12               Baa3       15,000          18,678
Duke Energy Corp.                                            7.00%       7/1/33                Aa3       10,000           9,807
El Paso Natural Gas Co.                                      7.50%     11/15/26               Baa2       25,000          26,033
Enron Corp.                                                 6.875%     10/15/07               Baa2       10,000          10,183
Enron Corp.                                                  7.00%      8/15/23               Baa2        8,000           7,722
GTE Southwest Inc.                                           6.00%      1/15/06                 A2       10,000           9,695
Illinois Bell Telephone Co.                                 6.625%       2/1/25                Aa1       10,700          10,102
Indiana Bell Telephone Co. Inc.                              7.30%      8/15/26                Aaa       20,000          21,340
Michigan Bell Telephone Co.                                  7.85%      1/15/22                Aa1       20,000          22,486
New Jersey Bell Telephone Co.                                8.00%       6/1/22                Aaa       20,000          22,830
New York Telephone Co.                                       7.25%      2/15/24                 A2       15,000          15,035
Northern States Power Co.                                   7.125%       7/1/25                Aa3       25,000          25,755
Oklahoma Gas & Electric Co.                                  7.30%     10/15/25                Aa3       15,000          15,233
Pacific Bell Telephone Co.                                  7.125%      3/15/26                 A1       15,000          15,437
Pacific Bell Telephone Co.                                  7.375%      6/15/25                 A1       10,000          10,172
Pacific Gas & Electric Co.                                   8.25%      11/1/22                 A1       20,000          21,710
PacifiCorp MTN                                              6.625%       6/1/07                 A2       10,000           9,929
PacifiCorp                                                   6.71%      1/15/26                 A2       10,000           9,491
Southern California Gas Co.                                  7.50%      6/15/23                 A2       20,000          20,674
Southwestern Bell Telephone Co.                              7.20%     10/15/26                Aa3       32,500          32,655
Southwestern Bell Telephone Co.                              7.25%      7/15/25                Aa3        7,500           7,608
Southwestern Public Service Co.                              8.20%      12/1/22                Aa2       12,500          13,544
Tennessee Gas Pipeline Co.                                   7.50%       4/1/17               Baa3       25,000          26,211
U S WEST Communications Group                               6.875%      9/15/33                Aa3       50,000          47,305
Virginia Electric & Power Co.                                8.25%       3/1/25                 A2       20,000          21,811
Virginia Electric & Power Co.                               8.625%      10/1/24                 A2       11,000          12,369
                                                                                                                    ------------
                                                                                                                        581,231
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $2,751,455)                                                                                                  2,965,846
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                       MATURITY            RATINGS        AMOUNT         VALUE*
LONG-TERM CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED)(8.6%)
--------------------------------------------------------------------------------------------------------------------------------
BHP Finance USA                                              6.69%       3/1/06                 A2    $  20,000      $   20,124
Banque Nationale de Paris-NY                                 7.20%      1/15/07                 A1       15,000          15,367
Province of British Columbia                                 6.50%      1/15/26                Aa2       35,000          33,857
Credit National Euro-Dollar                                  7.00%     11/14/05                 A3       15,000          14,880
Inter-American Development Bank                             6.125%       3/8/06                Aaa       25,000          24,870
Republic of Italy Global Bond                               6.875%      9/27/23                Aa3       40,000          39,973
Province of Manitoba                                        8.875%      9/15/21                 A1       20,000          24,773
Province of Ontario                                          6.00%      2/21/06                Aa3       25,000          24,312
Province of Quebec                                           7.50%      7/15/23                 A2       50,000          52,478
Province of Saskatchewan                                     8.50%      7/15/22                 A3       19,000          22,543
Societe Generale-NY                                          7.40%       6/1/06                 A1       25,000          26,042
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $289,671)                                                                                                      299,219
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.1%)
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. (Pooled Mortgage Notes)     15.50%      10/1/12  (1)                          9              11
U.S. Treasury Bond                                           7.25%      5/15/16                         100,000         109,947
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $102,530)                                                                                                      109,958
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.1%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $74,268)                                            5.82%       8/1/97                          74,268          74,268
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
   (COST $3,217,924)                                                                                                  3,449,291
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                              63,373
Liabilities--Note F                                                                                                     (10,791)
                                                                                                                    ------------
                                                                                                                         52,582
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 381,810,488 outstanding $.001 par value shares
   (authorized 1,700,000,000 shares)                                                                                 $3,501,873
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $9.17
================================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $105,594,000, representing 3.0% of net assets.
MTN--Medium-Term Note.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT            PER
                                                                                                           (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                      $3,261,557          $8.54
 Undistributed Net Investment Income                                                                          --             --
 Accumulated Net Realized Gains                                                                            8,949            .02
 Unrealized Appreciation--Note E                                                                         231,367            .61
================================================================================================================================
 NET ASSETS                                                                                          $3,501,873           $9.17
================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
HIGH YIELD CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (92.7%)
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (4.8%)
Amresco, Inc.                                                10.00%      3/15/04                 B2    $   15,000     $   15,862
Anchor Bancorp Inc.                                          8.938%       7/9/03                Ba2        10,000         10,409
Bank United Corp.                                            8.875%       5/1/07                Ba3        33,000         35,123
Chevy Chase Savings Bank                                      9.25%      12/1/08                 B1        15,000         15,075
Coast Federal Bank                                           13.00%     12/31/02                Ba2         5,700          6,070
Coast Savings Financial, Inc.                                10.00%       3/1/00                Ba2         4,600          4,863
FirstFed Financial Corp.                                     11.75%      10/1/04                 B2         5,000          5,100
Imperial Credit Industries, Inc.                             9.875%      1/15/07  (1)            B2        20,000         19,800
Navistar Financial Corp.                                      9.00%       6/1/02  (1)            B1        15,000         15,450
Olympic Financial Ltd.                                       11.50%      3/15/07                 B2        30,000         30,450
Riggs National Corp.                                          8.50%       2/1/06                Ba1        10,000         10,566
Western Financial Savings Bank                                8.50%       7/1/03                 B1        15,000         15,310
Western Financial Savings Bank                               8.875%       8/1/07                 B1        15,000         14,944
                                                                                                                      -----------
                                                                                                                         199,022
                                                                                                                      -----------
INDUSTRIAL (82.6%)
   AEROSPACE & DEFENSE (2.4%)
   Howmet Corp.                                              10.00%      12/1/03                 B2        12,500         13,547
   K & F Industries Inc.                                    10.375%       9/1/04                 B2        12,000         12,900
   L-3 Communications Corp.                                 10.375%       5/1/07  (1)            B2        20,000         21,525
   Newport News Shipbuilding Inc.                            8.625%      12/1/06                Ba2        20,000         21,000
   Newport News Shipbuilding Inc.                             9.25%      12/1/06                 B1        20,000         21,200
   Wyman-Gordon Co.                                          10.75%      3/15/03                Ba3         9,000          9,608

   AUTOMOTIVE (6.5%)
   Collins & Aikman Products Co.                             11.50%      4/15/06                 B3        40,000         45,800
   Delco-Remy International Inc.                            10.625%       8/1/06  (1)            B2        10,000         10,700
   Exide Corp.                                               10.00%      4/15/05                 B1        28,000         29,505
   Exide Corp.                                               10.75%     12/15/02                 B1        15,000         15,900
   Federal-Mogul Corp.                                        8.80%      4/15/07  (1)           Ba2        18,750         20,120
   Hayes Wheels International, Inc.                          9.125%      7/15/07  (1)            B3        30,000         30,663
   Hayes Wheels International, Inc.                          11.00%      7/15/06                 B3        25,000         27,844
   Johnstown America Industries, Inc.                        11.75%      8/15/05                 B3        10,000         10,550
   Key Plastics, Inc.                                        10.25%      3/15/07  (1)            B3        12,500         13,125
   LDM Technologies Inc.                                     10.75%      1/15/07                 B3         2,375          2,565
   Lear Corp.                                                 9.50%      7/15/06                 B1        20,000         21,850
   Lear Seating Corp.                                         8.25%       2/1/02                 B1        14,500         14,663
   Mark IV Industries, Inc.                                   8.75%       4/1/03                Ba2        15,000         15,563
   Walbro Corp.                                              9.875%      7/15/05                 B1        10,000         10,400

   BASIC INDUSTRIES (5.7%)
   Anchor Glass Container Corp.                              11.25%       4/1/05  (1)            B2         8,000          8,640
   Cabot Safety Corp.                                        12.50%      7/15/05                 B3        10,000         11,000
   Cincinnati Milacron, Inc.                                 8.375%      3/15/04                Ba1        11,500         12,067
   Consumers International                                   10.25%       4/1/05  (1)           Ba3        15,000         16,088
   Day International Group Inc.                             11.125%       6/1/05                 B3         5,000          5,350
   EnviroSource, Inc.                                         9.75%      6/15/03                 B3        15,000         15,000
   Essex Group, Inc.                                         10.00%       5/1/03                 B1        18,000         18,945
   Goss Graphic Systems, Inc.                                12.00%     10/15/06                 B2        20,000         22,100
   Great Lakes Carbon Corp.                                  10.00%       1/1/06                Ba3         6,000          6,442
   International Wire Group                                  11.75%       6/1/05  (1)            B3        20,000         21,900
   Mettler-Toledo, Inc.                                       9.75%      10/1/06                 B2        18,000         19,080
   Neenah Corp.                                             11.125%       5/1/07  (1)            B3        21,000         22,575
   Roller Bearing Co. of America Inc.                        9.625%      6/15/07  (1)            B3        15,000         15,450
   Specialty Equipment Cos., Inc.                           11.375%      12/1/03                 B3        16,500         17,902
   Synthetic Industries, Inc.                                 9.25%      2/15/07  (1)            B2        15,000         15,525
   UCAR Global Enterprises, Inc.                             12.00%      1/15/05                 B1         8,000          9,120

                                       21
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
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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
HIGH YIELD CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
   BUILDING MATERIALS (3.0%)
   American Standard Cos., Inc.                              9.875%       6/1/01                 B1       $20,000      $  21,100
   Amtrol Inc.                                              10.625%     12/31/06                 B3        11,005         11,665
   Falcon Building Products, Inc.                             9.50%      6/15/07  (1)            B3        21,750         22,511
   Johns Manville International Group                       10.875%     12/15/04                Ba3        35,000         39,112
   Nortek, Inc.                                               9.25%      3/15/07  (1)           Ba3        17,500         17,719
   Triangle Pacific Corp.                                    10.50%       8/1/03                Ba3        13,000         13,910

   CABLE (8.7%)
   Cablevision Systems Corp.                                  9.25%      11/1/05                 B2        30,000         31,313
   Cablevision Systems Corp.                                 9.875%      5/15/06                 B2         3,000          3,225
   Cablevision Systems Corp.                                 9.875%      2/15/13                 B2        15,000         15,900
   Comcast Corp.                                             9.125%     10/15/06                Ba3        25,000         26,688
   Comcast Corp.                                             9.375%      5/15/05                Ba3        24,000         25,680
   Comcast Corp.                                              9.50%      1/15/08                Ba3        20,000         21,450
   Comcast Corp.                                            10.625%      7/15/12                Ba3        30,000         36,975
   Lenfest Communications, Inc.                              8.375%      11/1/05                Ba3        70,000         70,875
   Rifkin Acquisition Partners LLLP                         11.125%      1/15/06                 B3        12,500         13,500
   Rogers Cablesystems Ltd.                                  9.625%       8/1/02                Ba3        12,000         12,900
   TCI Communications, Inc.                                  6.875%      2/15/06                Ba1        40,000         39,273
   Tele-Communications, Inc.                                  8.75%      2/15/23                Ba1        21,000         22,042
   Tele-Communications, Inc.                                  9.25%      1/15/23                Ba1        40,000         43,817

   CHEMICALS (7.3%)
   Acetex Corp.                                               9.75%      10/1/03                 B1        20,000         20,400
   Agricultural Minerals & Chemicals Inc.                    10.75%      9/30/03                Ba3        15,000         16,275
   Astor Corp.                                               10.50%     10/15/06                 B3        11,000         11,770
   Borden Chemicals & Plastics Operating LP                   9.50%       5/1/05                Ba2        20,000         21,500
   Buckeye Cellulose Corp.                                    8.50%     12/15/05                Ba3        12,000         12,240
   Freedom Chemical Co.                                     10.625%     10/15/06                 B3        18,000         18,900
   General Chemical Corp.                                     9.25%      8/15/03                 B2        10,000         10,300
   Harris Chemical North America, Inc.                       10.75%     10/15/03                 B3        32,000         33,040
   Huntsman Corp.                                             9.50%       7/1/07  (1)            B2        14,790         15,234
   Pioneer Americas Acquistion Corp.                          9.25%      6/15/07  (1)            B1        20,000         20,050
   Rexene Corp.                                              11.75%      12/1/04                 B1        17,500         19,862
   Sifto Canada Inc.                                          8.50%      7/15/00                 B1        10,000         10,125
   Sovereign Specialty Chemical                               9.50%       8/1/07                 B3         1,735          1,735
   Sterling Chemicals, Inc.                                  11.25%       4/1/07  (1)           N/R        15,000         16,200
   Sterling Chemicals, Inc.                                  11.75%      8/15/06                 B3        27,500         30,112
   Texas Petrochemicals Corp.                               11.125%       7/1/06                 B3        17,500         18,856
   UCC Investors Holdings                                    11.00%       5/1/03                 B3        27,000         29,145

   CONSUMER GOODS & SERVICES (2.4%)
   Dr. Pepper Bottling Co. of Texas                          10.25%      2/15/00                 B3         5,000          5,169
   Kinder-Care Learning Centers Inc.                          9.50%      2/15/09                 B3        30,000         29,400
   Muzak LP/Muzak Capital Corp.                              10.00%      10/1/03                Ba3        10,000         10,562
   Playtex Family Products Corp.                              9.00%     12/15/03                 B2        22,450         22,534
   Playtex Products, Inc.                                    8.875%      7/15/04  (1)            B1        10,000         10,024
   Rayovac Corp.                                             10.25%      11/1/06                 B3        10,000         10,650
   Safelite Glass                                            9.875%     12/15/06  (1)            B3        10,000         10,600

   CONTAINERS (3.7%)
   BWAY Corp.                                                10.25%      4/15/07  (1)            B2        10,000         10,800
   Owens-Illinois, Inc.                                       7.85%      5/15/04                Ba1        15,000         15,617
   Owens-Illinois, Inc.                                       8.10%      5/15/07                Ba1        29,980         31,710
   Owens-Illinois, Inc.                                      10.00%       8/1/02                Ba3        22,000         23,100
   Silgan Corp.                                               9.00%       6/1/09  (1)            B1        40,000         40,900
   Sweetheart Cup Co., Inc.                                  9.625%       9/1/00                 B1        19,000         19,332
   Sweetheart Cup Co., Inc.                                  10.50%       9/1/03                 B3        11,000         11,151

                                       22
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
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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
                                                             COUPON         DATE          (MOODY'S)         (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
   ENERGY & RELATED GOODS & SERVICES (6.1%)
   Cross Timbers Oil Co.                                      9.25%       4/1/07  (1)            B2     $  15,000      $  15,638
   Energy Corp. of America                                    9.50%      5/15/07  (1)            B2        20,000         20,050
   Energy Ventures Inc.                                      10.25%      3/15/04                Ba2         8,000          8,640
   Falcon Drilling Co., Inc.                                 8.875%      3/15/03                 B1        11,000         11,660
   Flores & Rucks, Inc.                                       9.75%      10/1/06                 B3        16,000         17,040
   Maxus Energy Corp.                                        9.375%      11/1/03                 B1        10,000         10,825
   J. Ray McDermott, SA                                      9.375%      7/15/06                 B1        25,000         26,125
   Mesa Operating Co.                                       10.625%       7/1/06                Ba2        30,000         34,275
   Ocean Energy, Inc.                                        8.875%      7/15/07                 B3         9,320          9,576
   Oryx Energy Co.                                            8.00%     10/15/03                Ba1        10,000         10,547
   Oryx Energy Co.                                           8.125%     10/15/05                Ba1        15,000         15,944
   Plains Resources, Inc.                                    10.25%      3/15/06                 B2        15,000         16,275
   Pride Petroleum Services, Inc.                            9.375%       5/1/07                Ba3        32,000         34,080
   Santa Fe Energy Resources, Inc.                           11.00%      5/15/04                 B1        10,000         10,912
   Seagull Energy Corp.                                      8.625%       8/1/05                 B1        10,000         10,518

   FOOD & LODGING (1.1%)
   ARA Group, Inc.                                            8.50%       6/1/03                Ba2        10,000         10,300
   ARA Services, Inc.                                       10.625%       8/1/00               Baa3        10,000         10,968
   John Q. Hammons Hotels LP                                 8.875%      2/15/04                 B1         5,000          5,113
   PMI Acquisition Corp.                                     10.25%       9/1/03                 B2        20,000         21,350

   HEALTH CARE (7.2%)
   Beverly Enterprises Inc.                                   9.00%      2/15/06                 B1        18,000         18,788
   Genesis Health Ventures Inc.                               9.75%      6/15/05                 B2         5,000          5,238
   Graham-Field Health Products, Inc.                         9.75%      8/15/07  (1)            B3         3,250          3,250
   HEALTHSOUTH Corp.                                          9.50%       4/1/01                Ba3        10,000         10,613
   Integrated Health Services, Inc.                           9.50%      9/15/07  (1)            B1        30,000         31,650
   Leiner Health Products                                    9.625%      7/10/07  (1)            B3        12,750         13,260
   Manor Care, Inc.                                           9.50%     11/15/02                Ba1         8,000          8,400
   Owens & Minor, Inc.                                      10.875%       6/1/06                 B1        15,000         16,650
   Packard Bioscience Co.                                    9.375%       3/1/07  (1)            B3        20,000         20,700
   Quorum Health Group, Inc.                                  8.75%      11/1/05                Ba3         6,000          6,292
   Tenet Healthcare Corp.                                    8.625%      1/15/07                Ba3        45,000         47,081
   Tenet Healthcare Corp.                                   10.125%       3/1/05                Ba3        84,000         92,610
   Vencor Inc.                                               8.625%      7/15/07  (1)            B1        22,970         23,458

   HOME BUILDING & REAL ESTATE (0.8%)
   Continental Homes Holdings Corp.                          10.00%      4/15/06                Ba3        10,000         10,300
   Del Webb Corp.                                             9.00%      2/15/06                 B2        10,000         10,037
   Standard Pacific Corp.                                     8.50%      6/15/07                Ba2        15,000         15,000

   MEDIA & ENTERTAINMENT (6.7%)
   American Radio Systems Corp.                               9.00%       2/1/06                 B2        10,000         10,450
   Chancellor Radio Broadcasting Co.                         9.375%      10/1/04                 B3        17,000         17,765
   JCAC, Inc.                                               10.125%      6/15/06                 B2        10,000         11,000
   Jacor Communications, Inc.                                 8.75%      6/15/07  (1)            B2         7,905          8,122
   Outdoor Systems Inc.                                      9.375%     10/15/06                 B1        15,000         15,900
   Time Warner, Inc.                                         9.125%      1/15/13                Ba1        15,000         17,403
   Universal Outdoor Holdings, Inc.                           9.75%     10/15/06                 B1        19,000         20,330
   Viacom Inc.                                                8.00%       7/7/06                 B1        90,000         88,650
   Von Hoffman Press Inc.                                   10.375%      5/15/07  (1)            B3        15,000         15,862
   Westinghouse Electric Corp.                               6.875%       9/1/03                Ba1        13,000         12,799
   Westinghouse Electric Corp.                               8.375%      6/15/02                Ba1        15,000         15,810
   Westinghouse Electric Corp.                               8.875%       6/1/01                Ba1        15,000         15,979
   World Color Press, Inc.                                   9.125%      3/15/03                 B1        15,000         15,488
   Young Broadcasting Inc.                                    9.00%      1/15/06                 B2         7,250          7,304
   Young Broadcasting Inc.                                   11.75%     11/15/04                 B2         6,750          7,577

                                       23
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
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                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
HIGH YIELD CORPORATE PORTFOLIO                               COUPON         DATE          (MOODY'S)         (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
   METAL (6.1%)
   AK Steel Corp.                                            9.125%     12/15/06                Ba2      $ 55,000       $ 58,025
   AK Steel Corp.                                            10.75%       4/1/04                Ba2        32,000         34,840
   Acme Metals, Inc.                                         12.50%       8/1/02                 B1        10,000         11,000
   Algoma Steel Inc.                                        12.375%      7/15/05                 B1        25,000         28,875
   Armco, Inc.                                               9.375%      11/1/00                 B2        12,000         12,405
   Armco, Inc.                                              11.375%     10/15/99                 B2        10,000         10,300
   Bethlehem Steel Corp.                                    10.375%       9/1/03                 B1        10,500         11,156
   Commonwealth Aluminum Corp.                               10.75%      10/1/06                 B2           340            361
   GS Technologies Operating Co., Inc.                       12.25%      10/1/05                 B2        12,500         13,859
   Kaiser Aluminum & Chemical Corp.                          9.875%      2/15/02                 B1         8,235          8,523
   NS Group Inc.                                             13.50%      7/15/03                 B3        11,650         13,339
   Oregon Steel Mills, Inc.                                  11.00%      6/15/03                 B1        15,000         16,350
   Ryerson Tull, Inc.                                        9.125%      7/15/06                Ba1        10,000         10,775
   Weirton Steel Corp.                                       10.75%       6/1/05                 B2        12,500         13,188
   Wells Aluminum Corp.                                     10.125%       6/1/05  (1)            B2        10,500         10,946

   PAPER & PACKAGING (5.6%)
   Container Corp. of America                                 9.75%       4/1/03                 B1        50,000         54,125
   Doman Industries, Ltd.                                     8.75%      3/15/04                 B1        30,000         29,775
   Domtar Inc.                                                8.75%       8/1/06                Ba1        15,000         15,900
   Fonda Group Inc.                                           9.50%       3/1/07  (1)            B3        15,000         14,663
   Riverwood International Corp.                             10.25%       4/1/06                 B3        20,000         20,000
   SD Warren Co.                                             12.00%     12/15/04                 B1        37,500         42,187
   Stone Container Corp.                                     9.875%       2/1/01                 B2        30,245         31,077
   Tembec Finance Corp.                                      9.875%      9/30/05                 B1        21,870         23,182

   TECHNOLOGY & RELATED (4.0%)
   Advanced Micro Devices                                    11.00%       8/1/03                Ba1        54,000         60,750
   Amphenol Corp.                                            9.875%      5/15/07                 B2        20,000         21,300
   Bell & Howell Co.                                          9.25%      7/15/00                 B1         8,000          8,160
   Clark-Schwebel Inc.                                       10.50%      4/15/06                 B2         9,295         10,132
   Fairchild Semiconductor Corp.                            10.125%      3/15/07  (1)            B2        35,000         37,188
   Iron Mountain, Inc.                                      10.125%      10/1/06                 B3        16,500         17,985
   Pierce Leahy Corp.                                        9.125%      7/15/07                 B3        11,520         11,866

   TELECOMMUNICATIONS (2.5%)
   Comcast Cellular Holdings, Inc.                            9.50%       5/1/07  (1)           Ba3        15,000         15,788
   GCI, Inc.                                                  9.75%       8/1/07                 B2        15,000         15,469
   Paging Network, Inc.                                      8.875%       2/1/06                 B2        19,000         18,382
   Paging Network, Inc.                                     10.125%       8/1/07                 B2        25,000         25,687
   Teleport Communications Group Inc.                        9.875%       7/1/06                 B1        25,000         27,375

   TEXTILES & RELATED (2.8%)
   Dan River Inc.                                           10.125%     12/15/03                 B3        12,000         12,510
   Dominion Textile (USA) Inc.                               8.875%      11/1/03                Ba2        15,000         15,413
   Dominion Textile (USA) Inc.                                9.25%       4/1/06                Ba2        10,000         10,475
   Tultex Corp.                                              9.625%      4/15/07  (1)           Ba3        10,000         10,700
   Tultex Corp.                                             10.625%      3/15/05                Ba3        11,960         13,096
   Westpoint Stevens, Inc.                                    8.75%     12/15/01                Ba3        30,000         31,088
   Westpoint Stevens, Inc.                                   9.375%     12/15/05                 B2        23,375         24,544
                                                                                                                     ------------
                                                                                                                       3,439,521
                                                                                                                     ------------
Utilities (5.3%)
AES Corp.                                                    8.375%      8/15/07                Ba1        32,500         32,906
AmeriGas Partners, LP Series B                              10.125%      4/15/07                Ba2        10,000         10,600
CalEnergy Co.                                                 9.50%      9/15/06                Ba2        18,500         19,888
CMS Energy Corp.                                             8.125%      5/15/02                Ba3        30,000         30,930
El Paso Electric Co. Series C                                 8.25%       2/1/03                Ba3        15,000         15,726
El Paso Electric Co. Series D                                 8.90%       2/1/06                Ba3        23,000         24,997
El Paso Electric Co. Series E                                 9.40%       5/1/11                Ba3        28,000         31,193

                                       24
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
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                        MATURITY            RATINGS        AMOUNT         VALUE*
                                                             COUPON         DATE          (MOODY'S)         (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
First Public Venture Funding                                 10.15%      1/15/16                Ba3     $   9,401      $   9,965
Midland Cogeneration Venture LP                              11.75%      7/23/05                 B2        25,000         29,493
Texas-New Mexico Power Co.                                   10.75%      9/15/03                Ba3        14,000         15,179
                                                                                                                      -----------
                                                                                                                         220,877
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,696,519)                                                                                                   3,859,420
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.2%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                            6.25%      5/31/00                           60,000         60,726
U.S. Treasury Note                                            6.50%      5/31/01                           60,000         61,309
U.S. Treasury Note                                            6.50%      5/31/02                           60,000         61,465
U.S. Treasury Note                                            6.75%      5/31/99                           30,000         30,535
---------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $210,006)                                                                                                       214,035
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $40,606)                                             5.82%       8/1/97                           40,606         40,606
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $3,947,131)                                                                                                   4,114,061
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                               274,273
Liabilities--Note F                                                                                                      (226,620)
                                                                                                                      -----------
                                                                                                                          47,653
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 516,076,857 outstanding $.001 par value shares
   (authorized 1,700,000,000 shares)                                                                                  $4,161,714
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $8.06
=================================================================================================================================

*See Note A in Notes to Financial Statements.
N/R--Not Rated.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the aggregate value of these securities was $636,874,000, representing 15.3% of net assets.

---------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
---------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $4,060,402          $7.87
 Undistributed Net Investment Income                                                                           --             --
 Accumulated Net Realized Losses--Note D                                                                  (65,618)          (.13)
 Unrealized Appreciation--Note E                                                                          166,930            .32
=================================================================================================================================
 NET ASSETS                                                                                            $4,161,714          $8.06
=================================================================================================================================

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